UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AST SPACEMOBILE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

AST SpaceMobile, Inc.

2025 Annual Meeting of Stockholders and Proxy Statement

April [25], 2025

Dear Fellow Stockholder:

I cordially invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of AST SpaceMobile, Inc., which will be held online via live internet webcast on Friday, June 6, 2025, at 10:00 a.m., Eastern Time. To participate in the Annual Meeting, you must register at www.proxydocs.com/ASTS before 9:30 a.m., Eastern Time on Friday, June 6, 2025. After completion of your registration by the registration deadline, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Attached to this letter are the Notice of Annual Meeting of Stockholders and the Proxy Statement, which describe the business to be conducted at the Annual Meeting. The Notice of Annual Meeting also contains instructions on how to access our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 online. The record date for the Annual Meeting is the close of business on April 17, 2025. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Sincerely,

Abel Avellan
Chairman and Chief Executive Officer

AST SpaceMobile, Inc.

Midland Intl. Air & Space Port

2901 Enterprise Lane

Midland, Texas 79706

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

When: Friday, June 6, 2025, at 10:00 a.m., Eastern Time

Where: Via live internet webcast at www.proxydocs.com/ASTS

We are pleased to invite you to join our Board of Directors and leadership team at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of AST SpaceMobile, Inc. (the “Company”). The Annual Meeting will be a virtual meeting, which will be conducted via live internet webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.proxydocs.com/ASTS. For more information about the Annual Meeting, including how stockholders can ask questions during the Annual Meeting, please see page 42 of the accompanying Proxy Statement.

For the Annual Meeting, we have elected to furnish our proxy materials, including the accompanying Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”), to our stockholders primarily via the internet. On or about April [25], 2025, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the internet, how to vote at the Annual Meeting, and how to request printed copies of the proxy materials.

ITEMS OF BUSINESS:

1.	To elect the 11 director nominees named in the accompanying Proxy Statement to the Company’s Board of Directors for a term expiring at the Company’s 2026 Annual Meeting of Stockholders.
2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2025.
3.	To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to permit the Company’s stockholders to take action by written consent for the purpose of removing directors.
4.	To hold a non-binding advisory vote on the compensation paid to the Company’s named executive officers.
5.	To hold a non-binding advisory vote on whether future advisory votes to approve the compensation paid to the Company’s named executive officers should occur every one, two or three years.
6.	Such other matters as may properly come before the Annual Meeting.

RECORD DATE:

You are entitled to vote if you were a stockholder of record at the close of business on April 17, 2025 (the “Record Date”).

HOW TO VOTE:

Your vote is important. Even if you plan to participate in the Annual Meeting, please vote right away using one of the following advance voting methods. Please ensure you have your Notice or proxy card (if you requested and received a printed copy of the proxy materials, including a proxy card) and follow the instructions on the Notice or proxy card.

Via the Internet before the Annual Meeting: You may vote at www.proxypush.com/ASTS, 24 hours a day, seven days a week, up until 11:59 p.m., Eastern Time, on Thursday, June 5, 2025.

By phone: If you reside in North America, you may vote by telephone by calling the toll-free number provided on the voting website www.proxypush.com/ASTS, the Notice and on the proxy card (if you requested and received a printed copy of the proxy materials, including a proxy card). Telephone voting is 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time, on Thursday, June 5, 2025.

By mail: You may vote by completing and mailing the proxy card (if you requested a printed copy of the proxy materials, including a proxy card). Mailed proxy cards must be received by the Company before 11:59 p.m., Eastern Time, on Thursday, June 5, 2025.

Via Remote Communication during the virtual Annual Meeting: You may vote electronically during the Annual Meeting. To be admitted to the Annual Meeting, please visit www.proxydocs.com/ASTS. Stockholders or their legal proxies must enter the control number found on their Notice or proxy card. You can find instructions for voting online during the virtual Annual Meeting on page 42 of the accompanying Proxy Statement.

Sincerely,

Abel Avellan
Chairman and Chief Executive Officer

PROXY STATEMENT SUMMARY

ANNUAL MEETING OF STOCKHOLDERS OF

AST SPACEMOBILE, INC.

TO BE HELD ON JUNE 6, 2025

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider before voting and you should read the entire Proxy Statement before you vote. For more complete information regarding AST SpaceMobile, Inc.’s 2024 performance, please review our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”).

INTRODUCTION

The Board of Directors (the “Board”) of AST SpaceMobile, Inc. (“AST,” the “Company,” “us,” “we,” “our,” and any related terms) is soliciting proxies from stockholders for its use at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), and at any adjournments or postponements thereof. The Annual Meeting is scheduled to be held on Friday, June 6, 2025, at 10:00 a.m., Eastern Time, in a virtual meeting format at www.proxydocs.com/ASTS.

PROPOSALS TO BE VOTED ON

Stockholders are being asked to vote on the following matters at the Annual Meeting:

Proposal	Board Vote Recommendation
1. Election of the 11 director nominees named in this Proxy Statement to the Board of Directors	FOR each nominee
2. Ratification of appointment of independent registered public accounting firm	FOR
3. Approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to permit the Company’s stockholders to take action by written consent for the purpose of removing directors	FOR
4. Advisory vote to approve the compensation paid to the Company’s named executive officers	FOR
5. Advisory vote on the frequency of future advisory votes to approve the compensation paid to the Company’s named executive officers	FOR “EVERY ONE YEAR” as the frequency

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you the Notice of Internet Availability of Proxy Materials (the “Notice”) because our Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements thereof. All stockholders holding our Class A Common Stock, Class B Common Stock or Class C Common Stock will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. This Proxy Statement, the Annual Report, and the proxy card are also available at https://investors.ast-science.com.

We intend to mail the Notice to all stockholders of record entitled to vote at the Annual Meeting and to make our proxy materials available on or about April [25], 2025.

WHERE TO FIND MORE INFORMATION

Please see the “Other Information” section below for important information regarding the proxy materials, record date, voting shares and the Annual Meeting.

LEARN MORE ABOUT AST SPACEMOBILE, INC.

You can learn more about the Company, view our corporate governance materials, and much more by visiting our website, www.ast-science.com. Information contained on, or that can be accessed through, our website is not incorporated into or a part of this Proxy Statement.

Please also visit the Annual Meeting website at www.proxypush.com/ASTS to easily access our proxy materials or vote via the internet.

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PROXY STATEMENT

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board for the Annual Meeting and for any adjournments or postponements of the Annual Meeting. The Annual Meeting will be held virtually via live internet webcast on Friday, June 6, 2025, at 10:00 a.m., Eastern Time, at www.proxydocs.com/ASTS.

You are receiving this Proxy Statement because you own shares of our Class A Common Stock, Class B Common Stock or Class C Common Stock which entitle you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. This Proxy Statement describes the matters on which we would like you to vote and provides information on those matters.

CORPORATE GOVERNANCE FRAMEWORK

The Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that, along with the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), our Amended and Restated Bylaws (“Bylaws”), the charters of the committees of the Board (the “Committees”) and our Amended and Restated Stockholders’ Agreement (the “Stockholders’ Agreement”), provide the framework for the governance of the Company. Our Code of Ethics applies to all of our directors, executive officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. The Code of Ethics is available on our corporate website at https://investors.ast-science.com. We intend to make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Ethics on our website rather than by filing a Current Report on Form 8-K. The charters for all of our Committees as well as our Corporate Governance Guidelines are also available under the “Governance” link under the heading “Investors” on our website at https://investors.ast-science.com.

Board Structure and Leadership

Our Board consists of 12 directors, with one director seat currently vacant. Our Board is chaired by Abel Avellan, and includes Adriana Cisneros, Luke Ibbetson, Andrew Johnson, Edward Knapp, Keith Larson, Hiroshi Mikitani, Ronald Rubin, Richard Sarnoff, Julio A. Torres, and Johan Wibergh, five of whom qualify as independent. Subject to the terms of the Stockholders’ Agreement and our Certificate of Incorporation and Bylaws, the number of directors is fixed by the Board.

The business of the Company is managed under the direction of the Board. The fundamental responsibility of the Board is to lead the Company by exercising its business judgment to act in what the directors believe to be the best interests of the Company and our stockholders. The Board’s current leadership structure combines the position of Chairman and Chief Executive Officer. We believe that the combination of these two positions has been an appropriate and suitable structure for the Board’s function and efficiency, as the Chairman and Chief Executive Officer serves as the direct link between senior management and the Board. Abel Avellan currently holds the dual position of Chairman and Chief Executive Officer.

Given the position of Chairman is held by a non-independent director, the Board has designated one independent director to serve as Lead Independent Director. The Lead Independent Director’s responsibilities include, presiding over all meetings of the Board at which the Chairman of the Board is not present, including any executive sessions of the independent directors and acting as the liaison between the independent directors and the Chief Executive Officer and Chairman of the Board. Mr. Torres is our Lead Independent Director.

Our Board met nine times during 2024. Each director attended 75% or more of the aggregate number of meetings of (a) the Board held during the period in which he or she was a director in 2024; and (b) the committees of the Board of which he or she was a member in 2024. Directors are encouraged to attend the Annual Meeting, and all then serving directors, other than Mr. Ibbetson, attended the Annual Meeting of Stockholders in 2024.

Executive Sessions

Independent directors of the Board met in executive session without management at every regularly scheduled meeting during 2024. The Audit Committee is required to, and did, meet in executive session at least on an annual basis pursuant to its charter. Additionally, the Compensation Committee met in executive sessions during 2024.

Director Independence

We are required to comply with the applicable rules of Nasdaq in determining whether a director is independent. Prior to the filing of this Proxy Statement, our Board undertook a review of the independence of the individuals named above and has affirmatively determined that each of Adriana Cisneros, Ronald Rubin, Richard Sarnoff, Julio A. Torres and Johan Wibergh qualifies as “independent” as defined under the applicable Nasdaq rules.

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Director Selection and Nominating Process

When considering whether directors and director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board expects to focus primarily on each individual’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below in order to provide an appropriate mix of experience and skills relevant to the size and nature of our business.

On June 5, 2024, we, the AST Equityholders (as defined below) and AT&T Venture Investments, LLC, a Delaware limited liability company (“AT&T”), entered into the Stockholders’ Agreement, as amended on February 5, 2025. Pursuant to the Stockholders’ Agreement, among other things, the AST Equityholders, which include Mr. Avellan, Antares Technologies LLC, a Delaware limited liability company (“Antares”), Vodafone Ventures Limited, a private limited company incorporated under the Laws of England and Wales (“Vodafone”), ATC TRS II LLC, a Delaware limited liability company (“American Tower”), and Rakuten Mobile Inc., a Delaware corporation (“Rakuten Mobile”) (collectively, “AST Equityholders”) agreed to vote all securities of the Company that may be voted in the election of our directors held by such AST Equityholders in accordance with the provisions of the Stockholders’ Agreement, and the Stockholder Parties (as defined in the Stockholders’ Agreement) agreed to take all necessary action to cause Mr. Avellan to be the chairperson of our Board until the Sunset Date (refer to our Annual Report for a discussion of the “Sunset Date”).

The AST Equityholders and AT&T may nominate directors as follows: (a) Mr. Avellan may nominate seven members of our Board, which number includes the current vacancy for which Mr. Avellan has the right, pursuant to the Stockholders’ Agreement, to designate a director for appointment to such vacancy at any time; (b) Antares, Vodafone, American Tower, and AT&T each may nominate one member of our Board; and (c) Rakuten Mobile may nominate one member and one observer of our Board. The AST Equityholders and AT&T have agreed to vote for each of the foregoing nominees.

Mr. Avellan’s right to nominate directors will decrease in proportion to the ownership interests of Mr. Avellan and his permitted transferees in the Company’s aggregate outstanding voting power, such that if Mr. Avellan and his permitted transferees: (i) own less than 50% of the Company’s aggregate outstanding voting power of the Company, Mr. Avellan and his permitted transferees may only nominate five members of our Board; (ii) own less than 40% of the aggregate outstanding voting power of the Company, Mr. Avellan and his permitted transferees may only nominate three members of our Board; (iii) own less than 30% of the aggregate outstanding voting power of the Company, Mr. Avellan and his permitted transferees may only nominate two members of our Board; (iv) own less than 20% of the aggregate outstanding voting power of the Company, Mr. Avellan and his permitted transferees may only nominate one member of our Board; and (v) own less than 5% of the aggregate outstanding voting power of the Company, Mr. Avellan and his permitted transferees will no longer be entitled to nominate any members of our Board. If the size of our Board is increased or decreased, the number of members that Mr. Avellan may designate will increase or decrease proportionately to the size of our Board.

Antares’s nomination right will terminate if it (together with its permitted transferees) ceases to hold at least 5% of the outstanding Class A Common Stock of the Company. Vodafone’s nomination right will terminate if it (together with its permitted transferees) ceases to beneficially own either (a) at least 5% of the outstanding Class A Common Stock of the Company or (b) at least 50% of the Class A Common Stock held by it immediately after the completion of the transactions contemplated by the Equity Purchase Agreement, dated as of December 15, 2020, by and among AST & Science LLC, New Providence Acquisition Corp., New Providence Management LLC, the AST Existing Equityholder Representative and the AST Existing Equityholders (the “Business Combination”) (the “Closing”) (assuming exchange of all AST LLC Common Units for shares of Class A Common Stock). American Tower’s nomination right will terminate if it (together with its permitted transferees) ceases to hold at least 50% of the Class A Common Stock held by it immediately after the Closing (assuming exchange of all AST LLC Common Units for shares of Class A Common Stock). Rakuten Mobile’s nomination right with respect to its board observer will terminate if it (together with its permitted transferees) ceases to hold either (i) at least 5% of the outstanding Class A Common Stock of the Company or (ii) at least 50% of the Class A Common Stock held by it immediately after the Closing (assuming exchange of all AST LLC Common Units for shares of Class A Common Stock), and Rakuten Mobile’s nomination right with respect to its board member will terminate if it (together with its permitted transferees) ceases to hold at least 10% of the outstanding Class A Common Stock of the Company (assuming exchange of all AST LLC Common Units for shares of Class A Common Stock). AT&T’s nomination right will terminate upon the earlier to occur: (x) AT&T ceasing to hold the Convertible Note, dated as of June 22, 2024, by and between the Company and AT&T (the “AT&T Note”) or if the AT&T Note has converted, at least 80% or more of the Class A Common Stock issued upon conversion of the AT&T Note in accordance with the terms thereof and the Convertible Security Investment Agreement, dated as of January 16, 2024, by and among the Company, and the individuals and/or entities who become party thereto from time to time, or (y) all commercial agreements between the Company and AT&T have been terminated; provided that such terminations were not caused by AST LLC’s breach of such commercial agreements.

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Controlled Company Exception

As of the Record Date, Mr. Avellan and his permitted transferees hold all of the Class C Common Stock, which prior to the Sunset Date will entitle such holders to cast the lesser of 10 votes per share and the Class C Share Voting Amount, the latter of which is a number of votes per share equal to (1) (x) an amount of votes equal to 88.31% of the total voting power of our outstanding voting stock, minus (y) the total voting power of our outstanding capital stock owned or controlled by Mr. Avellan and his permitted transferees, divided by (2) the number of shares of our Class C Common Stock then outstanding. As a result, as of the Record Date, Mr. Avellan and his permitted transferees control approximately [ ]% of the combined voting power of our Common Stock. As a result of the holdings of Mr. Avellan and his permitted transferees, we qualify as a “controlled company” within the meaning of the corporate governance standards of Nasdaq. Under these rules, a listed company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirement that (i) a majority of our Board consists of independent directors, (ii) we have a compensation committee that is composed entirely of independent directors and (iii) director nominees be selected or recommended to our Board by independent directors. However, as a matter of good corporate governance, the Board has voluntarily chosen to have a Compensation Committee that is composed entirely of independent directors and to have director nominees be selected or recommended to our Board by independent directors. We have elected not to have a majority of independent directors on our Board.

We have in the past, and may in the future rely on such other exemptions so long as we qualify as a controlled company. To the extent we continue to rely on any of these exemptions, holders of our Class A Common Stock will not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of Nasdaq.

Board Composition

The table below provides certain information with respect to the composition of our Board.

Board Composition (as of April 14, 2025)

Total number of directors: 11

Part I: Gender Identity	Female	Male
Directors	1	10
Part II: Demographic Background
Asian	-	1
Hispanic or Latinx	1	2
White	-	7

Risk Oversight

Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. While our Board is ultimately responsible for overseeing our risk management process, certain committees assist our Board in overseeing parts of our overall risk management and regularly reports to the Board regarding risk and the related risk management. During fiscal 2024, the Board’s Committees assisted with the following responsibilities:

●	Audit Committee: Reviewing our accounting, reporting and financial practices, including the integrity of our financial statements and the oversight of our financial controls; and overseeing the Company’s policies with respect to risk assessment and risk management, including overseeing management’s implementation and execution of our cybersecurity risk management strategy and processes.

●	Nominating and Corporate Governance Committee: Overseeing risks related to corporate governance and board composition.

●	Compensation Committee: Overseeing risks related to compensation programs, policies and practices.

In addition, our Board receives periodic detailed operating performance reviews from management regarding certain risks and related management processes and procedures. The Board believes its current leadership structure enables it to fulfill its risk oversight function.

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Communication with the Board

Interested parties who wish to communicate with the Board or any individual director can write to the Company at Midland Intl. Air & Space Port, 2901 Enterprise Lane, Midland, Texas, 79706, Attn: Secretary. If the person submitting the letter is a stockholder, the letter should include a statement indicating such. Depending on the subject matter, the Company will (i) forward the letter to the director or directors to whom it is addressed; (ii) attempt to handle the inquiry directly if it relates to routine or ministerial matters, including requests for information; or (iii) not forward the letter if it is primarily commercial in nature or if it is determined to relate to an improper or irrelevant topic.

A member of management will, at each meeting of the Board, present a summary of all letters received since the last meeting that were not forwarded to the Board and will make those letters available to the Board upon request.

COMMITEES OF THE BOARD

The Board has established five standing committees; Audit, Compensation, Nominating and Corporate Governance, Network Planning and Spectrum and Redemption Election, each of which operates under a written charter that has been approved by the Board. The charters for each Committee are available under the “Governance” link under the heading “Investors” on our website at https://investors.ast-science.com.

Audit Committee

Our Audit Committee consists of Julio A. Torres, Ronald Rubin and Johan Wibergh, with Mr. Torres serving as chair. Our Board has affirmatively determined that each member of the Audit Committee qualifies as independent under Nasdaq rules applicable to board members generally and under Nasdaq rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) specific to audit committee members. All members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, each of Messrs. Rubin and Torres qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Our Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of our independent registered public accounting firm. Additionally, our Audit Committee assists Board oversight of: (i) the integrity of our financial statements; (ii) our financial and accounting controls and compliance with legal and regulatory requirements; (iii) the qualifications, performance and independence of our independent registered public accounting firm; and (iv) our policies on risk assessment and risk management, including our cybersecurity risk management strategy and processes. In connection with these oversight functions, our Audit Committee receives reports from, and meets with, our management and independent registered public accounting firm. Our Audit Committee receives information concerning our internal control over financial reporting and any deficiencies in such control and has established procedures for the confidential and anonymous submission of concerns to the Audit Committee regarding questionable accounting, internal controls or auditing matters. Our Audit Committee is also responsible for reviewing and, if it determines to be advisable, approving related party transactions involving the Company and our directors or executive officers, or their immediate family members.

Our Audit Committee met six times during 2024.

Compensation Committee

Our Compensation Committee consists of Adriana Cisneros, Julio A. Torres and Johan Wibergh, with Ms. Cisneros serving as chair. Our Board has affirmatively determined that each of Ms. Cisneros and Messrs. Torres and Wibergh qualifies as independent under Nasdaq rules and is a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

Our Compensation Committee provides assistance to the Board in fulfilling its responsibilities relating to the compensation of the Company’s executive officers. It reviews and determines the compensation of our executive officers, including the Chief Executive Officer. Additionally, our Compensation Committee is responsible for: (i) the review and approval or recommendation to our Board regarding our incentive compensation and equity-based plans, policies and programs; (ii) the review and approval of all employment agreements and severance arrangements for our executive officers; and (iii) making recommendations to our Board regarding the compensation of our directors. Pursuant to its charter, the Compensation Committee also exercises risk oversight of the Company’s executive compensation program and reviews and approves the implementation of our clawback policies. In filling out these responsibilities, the Compensation Committee has the authority to delegate any or all of its responsibilities to a subcommittee of one or more Compensation Committee members. To the extent permitted by applicable laws, rules, and regulations and the Company’s incentive compensation plans and equity-based compensation plans, the Compensation Committee may delegate to one or more executive officers the administration of such incentive compensation plans and equity-based compensation plans for persons not subject to the reporting requirements of Section 16 of the Exchange Act.

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Pursuant to its charter, our Compensation Committee has the authority to retain consultants to assist the Compensation Committee in its evaluation of executive compensation, as well as the authority to approve any such consultant’s fees and retention terms. The Compensation Committee engaged Meridian Compensation Partners, LLC in 2024 to lead the Compensation Committee in a competitive market review of CEO pay and incentive design practices.

Our Compensation Committee met four times during 2024.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Adriana Cisneros, Richard Sarnoff and Julio A. Torres, with Mr. Sarnoff serving as the chair. Our Board has affirmatively determined that each of Ms. Cisneros and Messrs. Sarnoff and Torres qualifies as independent under Nasdaq rules.

Our Nominating and Corporate Governance Committee is responsible for: (i) identifying individuals qualified to become directors; (ii) periodically reviewing our Board’s leadership structure and recommending any proposed changes to our Board; (iii) overseeing annual evaluation of the effectiveness of our Board and its committees; and (iv) reviewing and recommending to our Board changes to our corporate governance guidelines.

Our Nominating and Corporate Governance Committee met two times during 2024.

Apart from any directors designated by the Stockholder Parties in accordance with the Stockholders’ Agreement (for so long as such agreement is in effect), the Nominating and Corporate Governance Committee will identify individuals qualified to become members of the Board and recommend to the Board the nominees for election to the Board at the next Annual Meeting of Stockholders. In making any such recommendations, the Nominating and Corporate Governance Committee shall consider the need to have at least one director on the Board that is qualified to serve on the Redemption Election Committee of the Board. In addition, the Nominating and Corporate Governance Committee will review and report to the Board on the qualifications of the directors so that the Board can determine whether the Board has the requisite expertise and that its membership consists of persons who have the variety of skill sets, experiences and personal backgrounds that will provide diversity of thought that is critical to the Board’s decision-making and oversight process. The criteria to be used by the Nominating and Corporate Governance Committee in recommending directors and by the Board in nominating directors include candidates who have high levels of personal and professional integrity, strong ethics and values and the ability to make mature business judgment. Additional criteria are set forth in our corporate governance guidelines; provided, that, such criteria shall not apply to any nominees designated by the Stockholder Parties pursuant to the Stockholders’ Agreement for so long as such agreement is in effect.

In identifying potential candidates for Board membership, the Nominating and Corporate Governance Committee relies on suggestions and recommendations from directors, stockholders, management and others, including, from time to time, executive search firms. The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by stockholders and other nominees. Stockholders interested in recommending an individual for Board membership consideration may submit a written notice to the Secretary of the Company at Midland Intl. Air & Space Port, 2901 Enterprise Lane, Midland, Texas 79706.

Under our Bylaws, nominations of directors may be made only by or at the direction of the Board or by a stockholder who was a beneficial owner of shares of the Company both at the time of this notice and at the time of the meeting, entitled to vote and is present in person in the meeting. Notice of director nominations must set forth the information required by our Bylaws.

Network Planning and Spectrum Committee

Our Network Planning and Spectrum Committee consists of Abel Avellan, Luke Ibbetson, Edward Knapp, Keith Larson, and Hiroshi Mikitani, and Johan Wibergh, with Mr. Wibergh serving as the chair.

Our Network Planning and Spectrum Committee oversees and provides recommendations related to our planning on network and spectrum matters regarding our planned space-based cellular broadband service. Specifically, our Network Planning and Spectrum Committee is responsible for: (i) ensuring effective integration between our space based cellular network and land based cellular network operators; (ii) reviewing and making recommendations regarding the spectrum to be supported by our space-based cellular broadband service satellites; (iii) reviewing and making recommendations regarding interoperability between our radio and core network and the network of Mobile Network Operators (“MNOs”); and (iv) reviewing key performance indicators for measuring the performance of radio and core network for both our network as well as the network of MNOs.

Our Network Planning and Spectrum Committee was formed in August 2024 and did not meet during 2024.

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Redemption Election Committee

Our Redemption Election Committee is responsible for determining whether, in connection with the redemption of the AST LLC Common Units by a holder thereof, we, in our capacity as managing member of AST LLC, should elect to redeem such Common Units for cash or shares of Class A Common Stock. Our Redemption Election Committee must be comprised solely of directors who were not nominated under the Stockholders’ Agreement or other contractual right by, and are not otherwise affiliated with, any holder of Class B Common Stock or Class C Common Stock, and currently consists of Adriana Cisneros.

Requests related to the redemption of AST LLC Common Units made during 2024 were approved by written consent and as such, no Redemption Election Committee meetings were held.

Policy Regarding Hedging

Because the hedging of the Company’s securities may weaken the alignment of the interests of our directors and officers from those of our stockholders, we have a policy prohibiting our directors and officers from engaging in any transactions (such as prepaid variable forwards, equity swaps, collars and exchange funds) with respect to the Company’s securities held by them to hedge or offset any decrease in the market value of the Company’s securities, unless such hedging transaction is approved in advance by our Chief Legal Officer (or, in the case of the Chief Legal Officer, the Chief Executive Officer) or, in the case of directors, the Board or the Audit Committee.

Insider Trading Policy

The Company has an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities that applies to all officers, directors, employees and consultants of the Company and its subsidiaries. The Company believes that its insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable listing standards. A copy of the Company’s insider trading policy was filed as Exhibit 19.1 to the Annual Report. In addition, with regard the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable listing standards.

Policy and Practices Related to Grant of Certain Equity Awards Close in Time to the Release of Material Non-Public Information

Our executive compensation program has not included awards of stock options, stock appreciation rights or similar option-like instruments as a part of the long-term incentive component since fiscal year 2021. We have no policy, program, practice, or plan pertaining to the timing of stock option, stock appreciation right or similar option-like instrument grants to our NEOs coinciding with the release of material nonpublic information. We also have not timed the release of material non-public information for the purpose of affecting the value of any executive or director compensation, and we have no plan to do so.

7

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides that the Board shall consist of no less than five or more than 19 directors, with the number of directors being fixed by the Board within such range subject to the restrictions set forth in the Stockholders’ Agreement. Per the First Amendment to Amended and Restated Stockholders’ Agreement, the Board shall consist of 12 directors, which number includes one current vacancy for which Mr. Avellan has the right, pursuant to the Stockholders’ Agreement, to designate a director for appointment to such vacancy at any time. Each director is elected to serve for a one-year term that expires at the Company’s next Annual Meeting of Stockholders.

All of the Company’s current directors have been nominated for election at the Annual Meeting to serve for a term expiring at the Company’s 2026 Annual Meeting of Stockholders. Pursuant to the Stockholders’ Agreement, Messrs. Johnson, Sarnoff, Torres, Rubin, and Wibergh were nominated by Mr. Avellan. Likewise, pursuant to the Stockholders’ Agreement, Ms. Cisneros was nominated by Antares; Mr. Ibbetson was nominated by Vodafone; Mr. Knapp was nominated by American Tower; Mr. Mikitani was nominated by Rakuten; and Mr. Larson was nominated by AT&T. Each of the director nominees has consented to serve for his or her term if elected. If any director nominee should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the individuals named as proxies will vote for the substitute nominee designated by the Board.

Each of our directors, except for Messrs. Johnson, Larson and Wibergh, has served on our Board since 2021. Mr. Avellan has also served as a director of AST LLC since 2017.

The affirmative vote of a plurality of the total votes cast for directors at the Annual Meeting is necessary to elect a director. No cumulative voting is permitted. Proxies cannot be voted for a greater number of persons than the nominees named. Accordingly, as 11 directors are up for election at the Annual Meeting, the 11 nominees receiving the highest number of votes cast “for” will be elected. Only votes “for” will affect the outcome.

Directors Standing For Election

ABEL AVELLAN

Mr. Avellan, age 54, is the Founder, Chairman, and Chief Executive Officer of AST LLC since its inception in 2017 and has served as the Company’s Chairman of the Board of Directors and Chief Executive Officer since April 2021. Prior to founding the Company, Mr. Avellan served as the founder and Chief Executive Officer of Emerging Markets Communications (“EMC”), a satellite-based communications services provider to maritime and other mobility markets, from 2000 until its sale to Global Eagle Entertainment Inc. for $550.0 million in July 2016. Following the acquisition of EMC, Mr. Avellan worked as the President and Chief Strategy Officer for Global Eagle Entertainment Inc. until April 2017. Mr. Avellan has over 25 years of success in the space industry and is the co-inventor of 21 U.S. patents. He was the recipient of the Satellite Transaction of the Year award by Euroconsult in 2015, was named Satellite Teleport Executive of the Year in 2017 and in February 2024 was named a Commissioner to the ITU/UNESCO Broadband Commission for Sustainable Development. Mr. Avellan has a Bachelor’s in electrical engineering from Simón Bolivar University. We believe Mr. Avellan is qualified to serve on our Board due to his expertise and years of success developing innovative space-based technologies and continually proven engineering and management acumen.

ADRIANA CISNEROS

Ms. Cisneros, age 45, has served as a member of our Board since April 2021. Since September 2013, Ms. Cisneros has served as the Chief Executive Officer of Cisneros, a global enterprise focused on media & entertainment, digital advertising solutions, real estate, and social leadership, and she served as its Vice Chairman and Director of Strategy from September 2005 to August 2013. Ms. Cisneros currently serves on the boards of directors of Mattel Inc. and Ford Motor Company, and also serves on numerous non-profit boards. Ms. Cisneros holds a B.A. in journalism from Columbia University, a M.A. in journalism from New York University and a degree in leadership development from Harvard Business School. We believe Ms. Cisneros is qualified to serve on our Board, serve as Chairwoman of our Compensation Committee and our Redemption Election Committee, and be a member of our Nominating and Corporate Governance Committee based on her significant executive leadership experience in media, real estate, entertainment and digital and consumer products.

LUKE IBBETSON

Mr. Ibbetson, age 56, has served as a member of our Board since April 2021. Mr. Ibbetson has worked with Vodafone since 1996 and has led the Vodafone Group Research and Development Organization since 2013, which is responsible for all aspects of future research, including trials of emerging technologies. Mr. Ibbetson serves on the board of several industry groups and initiatives, including the 5G Automotive Alliance, and serves as Chairman of the Next Generation Mobile Networks Alliance Board Strategy committee. Mr. Ibbetson holds a B.Sc. in electronic engineering and a M.Sc. in telecommunications from the University of Leeds. We believe Mr. Ibbetson is qualified to serve on our Board based on his years of experience and commitment to innovative thinking in the telecommunications industry.

8

ANDREW JOHNSON

Mr. Johnson, age 50, has served as a member of our Board since January 2025. Mr. Johnson has served as our Chief Financial Officer since June 2024 and Chief Legal Officer since May 2024. He is an experienced business leader with 25 years of diverse legal, financial and corporate experience across emerging markets, capital markets and international operations. Prior to joining the Company in May 2024, Mr. Johnson served as the Executive Vice President, Chief Legal Officer and Secretary since 2014, and as the Chief Corporate Development Officer since September 2022 of 3D Systems Corporation, a publicly traded company that provides comprehensive 3D printing solutions in the industrial and healthcare segments. Mr. Johnson joined 3D Systems Corporation in July 2006 and held a number of senior management positions, including serving as Interim President and Chief Executive Officer from October 2015 to April 2016 and interim Chief Financial Officer from October 2023 to December 2023. Prior to joining 3D Systems Corporation, Mr. Johnson was an associate with Hunton & Williams LLP on the capital markets team. Mr. Johnson received an M.B.A. from the University of Michigan, a Juris Doctor from the University of Virginia and a Bachelor of Arts degree in political science, diplomacy & foreign affairs, and religion from Miami University. We believe Mr. Johnson is qualified to serve on our Board based on his years of executive leadership experience in public companies and his significant financial and legal operating roles in the Company.

EDWARD KNAPP

Mr. Knapp, age 64, has served as a member of our Board since April 2021. Mr. Knapp currently serves as the corporate Chief Technology Officer for American Tower Corporation. Prior to joining American Tower in 2017, Mr. Knapp served as Senior Vice President of Engineering at Qualcomm, where he was responsible for Qualcomm’s New Jersey Corporate Research Center, from which he managed a global engineering team of researchers and product engineering staff. He currently serves on the board of directors of the Center for Automotive Research. Mr. Knapp holds a B.E. in electrical engineering from Stony Brook University, a M.S. in electrical engineering from Polytechnic University (NYU) in New York, and a M.B.A. from Columbia University. We believe Mr. Knapp is qualified to serve on our Board based on his more than 40 years of communications technology experience and 30 years of experience in the development of the global wireless industry.

KEITH LARSON

Mr. Larson, age 67, has served as a member of our Board since January 2025. Mr. Larson is currently retired after previously serving as a Vice President of Intel Corporation and Senior Managing Director of Intel Capital, Intel’s strategic investment and M&A group, until his retirement in April 2019. He joined Intel in 1996, was appointed Vice President in 2006, and served as a Managing Director of Intel Capital from 2004 to 2018. Mr. Larson is currently a consultant for AT&T, a director of Northwest Pipe Company, a manufacturing company, and a Venture Partner of QBIT, an early-stage venture capital fund focused on emerging opportunities in Switzerland. Mr. Larson holds a B.S. in Business Administration from University of Southern California and is a graduate of the Executive Education Program at Stanford University and is a Certified Public Accountant (inactive). Mr. Larson holds a certificate in cybersecurity oversight and has expertise in evaluating deep technology businesses. We believe Mr. Larson is qualified to serve on our Board based on his deep expertise in corporate development and corporate governance.

HIROSHI MIKITANI

Mr. Mikitani, age 60, has served as a member of our Board since April 2021. Mr. Mikitani is the founder, Chairman and Chief Executive Officer of Rakuten Group, Inc. Founded in 1997 with the mission to contribute to society by creating value through innovation and entrepreneurship, Rakuten Group, Inc. is one of the world’s leading internet service companies. Mr. Mikitani also serves as Vice Chairman and co-Chief Executive Officer of Rakuten Medical, Inc., a global biotechnology company developing precision, cell-targeting investigational therapies on its Alluminox™ platform. Mr. Mikitani has previously served as a member of the Lyft, Inc. board of directors and currently serves on the boards of directors of a number of privately held companies. In 2011, he was appointed Chairman of the Tokyo Philharmonic Orchestra. He also serves as Representative Director of the Japan Association of New Economy (JANE). Mr. Mikitani holds a commerce degree from Hitotsubashi University and an M.B.A. from Harvard Business School. We believe Mr. Mikitani is qualified to serve on our Board based on his extensive operating and management experience with major technology and telecommunications companies.

RONALD RUBIN

Mr. Rubin, age 59, has served as a member of our Board since April 2021. Mr. Rubin is the Co-Founder and Managing Director of Tower Alliance, LLC. Founded in 2014, Tower Alliance, LLC is a leading provider of outsourced services to wireless infrastructure owners. Mr. Rubin served as Chief Financial Officer of Global Tower Partners from 2010 to 2013. Mr. Rubin holds a B.S. in Accounting from American University and a M.S. in Taxation from Florida International University and is a Certified Public Accountant. We believe Mr. Rubin is qualified to serve on our Board and be a member of our Audit Committee based on his years of experience in the telecommunications industry.

9

RICHARD SARNOFF

Mr. Sarnoff, age 66, has served as a member of our Board since April 2021. Mr. Sarnoff is Chairman of Media, KKR Americas Private Equity, and also Chairman of Simon & Schuster, Inc. He previously led  the Media and Communications industry group at Kohlberg Kravis Roberts & Company, which invested in the media, telecom, digital media and education sectors in the United States. Mr. Sarnoff currently serves on the board of directors of Chegg, Inc. and of several private companies, as well as several not-for-profit organizations. Mr. Sarnoff holds a B.A. in Art and Archeology from Princeton University and an M.B.A. from Harvard Business School. We believe Mr. Sarnoff is qualified to serve on our Board and serve as Chairman of our Nominating and Corporate Governance Committee based on his extensive experience serving in senior finance and investment leadership roles, and on the boards of directors of media and digital technology companies.

JULIO A. TORRES

Mr. Torres, age 58, has served as a member of our Board since April 2021. Mr. Torres has served as the managing partner at Multiple Equilibria Capital, a financial advisory firm, since March 2013. Mr. Torres previously served as the Chief Executive Officer and member of the board of directors of Andina Acquisition Corp. III, a blank check company, from January 2019 until its merger with Stryve Foods, Inc. in July 2021. From August 2015 to March 2018, Mr. Torres served as Chief Executive Officer and a member of the board of directors of Andina Acquisition Corp. II, a blank check company that consummated an initial business combination with Lazy Days’ R.V. Center, Inc. From October 2011 through January 2013, Mr. Torres served as Co-Chief Executive Officer of Andina Acquisition Corp. He also served as a member of the board of Andina Acquisition Corp. from October 2011 until its merger in December 2013 with Tecnoglass Inc. and has continued to serve on the board of Tecnoglass Inc. since such time. Mr. Torres also serves on the board of several international public companies. Mr. Torres graduated from the Universidad de los Andes and received an M.B.A. from the Kellogg Graduate School of Management at Northwestern University and a Master’s in Public Administration from the J.F. Kennedy School of Government at Harvard University. We believe Mr. Torres is qualified to serve on our Board, serve as the Chairman of our Audit Committee, and be a member of our Compensation Committee and our Nominating and Corporate Governance Committee based on his extensive operational and corporate governance experience.

JOHAN WIBERGH

Mr. Wibergh, age 61, has served as a member of our Board since June 2024. Mr. Wibergh is currently retired, and previously served as Chief Technology and Information Officer of Vodafone, a global telecommunications provider, from May 2015 to December 2022. From July 2008 to January 2015, he served as Executive Vice President & Head of Business Unit Networks for Ericsson, a multinational networking and telecommunications company. He has over 35 years of experience in managing large-scale operations across the globe, having served in various C-suite positions with leading global companies for more than 15 years. He brings with him a wealth of experience in technology innovation and leadership in networking and telecommunications. His leadership experience spans various areas such as telecoms networks, enterprise networks, digital and IT systems, cyber security, R&D, product management, operational excellence, and large-scale 24/7 operations. Mr. Wibergh currently serves on the board of directors of Trimble Inc., a public technology company, and Bell Canada, a public telecommunications company in Canada. Mr. Wibergh is also a member of the Executive Advisory board of Arrcus Inc. Mr. Wibergh also currently serves on the boards of directors of various private companies. Mr. Wibergh’s previous board experience includes Vantage Towers AG (2020-2022), KTH Royal Institute of Technology (2010-2016) and chairman of Next Generation Mobile Networks (2016-2018). He has also served on the advisory boards of IBM, HP Enterprises and Amdocs. Mr. Wibergh has a Master’s in Computer Science and Engineering from Linkoping University, Sweden. We believe Mr. Wibergh is qualified to serve on our Board and be a member of our Compensation Committee and our Audit Committee based on his extensive experience and commitment to innovative thinking in the telecommunications industry. His professional experience also uniquely qualifies him to lead our Network Planning and Spectrum Committee.

The Board of Directors Unanimously Recommends that Stockholders

Vote “For” the Election of All of the Director Nominees.

Proxies received by the Board will be voted “For” the election of each director nominee unless a contrary vote is specified.

10

DIRECTOR COMPENSATION

Director Compensation Program

Our director compensation program consists of annual cash retainer fees and long-term equity awards for the independent directors of our Board (the “Director Compensation Program”). Ms. Cisneros and Messrs. Rubin, Sarnoff, Torres and Wibergh are eligible to participate in the Director Compensation Program. Mr. Alexander Coleman resigned from the Board on June 19, 2024, but was eligible to participate in the Director Compensation Program prior to his resignation. The material terms of the Director Compensation Program are summarized below.

Cash Compensation

●	Annual Retainer: $50,000

●	Annual Committee Chair Retainer:

○	Audit: $20,000

○	Compensation: $15,000

○	Nominating and Corporate Governance: $10,000

○	Network Planning and Spectrum: $20,000

●	Annual Committee Member (Non-Chair Retainer):

○	Audit: $10,000

○	Compensation: $7,500

○	Nominating and Corporate Governance: $5,000

○	Network Planning and Spectrum: $10,000

Annual cash retainers are paid in quarterly installments in arrears and are pro-rated for any partial calendar quarter of service.

Equity Compensation

An eligible director who is serving on our Board as of the date of the Annual Meeting of Stockholders each calendar year will be automatically granted, on such Annual Meeting Date, a restricted stock unit award (“RSUs”) or restricted stock with a value of approximately $150,000, which will vest in full on the earlier to occur of (i) the one-year anniversary of the applicable grant date and (ii) the date of the next Annual Meeting of Stockholders following the grant date, subject to the director’s continued service through the applicable vesting date.

In addition, these awards will vest in full upon a change in control of the Company (as defined in the AST SpaceMobile 2024 Incentive Award Plan (“2024 Plan”)).

Our 2024 Annual Meeting of Stockholders was held on September 10, 2024. On that date, the 2024 annual grant of 5,744 RSUs, which had a grant date fair value of $150,000, was made to each eligible director. Refer to the directors’ compensation table below for further detail.

Compensation under the Director Compensation Program is subject to the annual limits on non-employee director compensation set forth in the 2024 Plan.

11

Director Compensation for the Fiscal Year Ended December 31, 2024

The following table sets forth information for the fiscal year ended December 31, 2024 regarding the compensation awarded to, earned by or paid to our non-employee directors.

Name(1)(2)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Adriana Cisneros	21,523	150,000	171,523
Alexander Coleman(3)	35,417	-	35,417
Luke Ibbetson	-	-	-
Edward Knapp	-	-	-
Hiroshi Mikitani	-	-	-
Ronald Rubin	60,000	150,000	210,000
Christopher Sambar(4)	-	-	-
Richard Sarnoff	60,000	150,000	210,000
Julio A. Torres	82,500	150,000	232,500
Johan Wibergh(5)	46,285	150,000	196,285

(1)	Mr. Avellan, Chairman of the Company’s Board and Chief Executive Officer, is not included in this table as he was an employee of the Company in 2024 and did not receive compensation for services as a director. All compensation paid to Mr. Avellan for his services provided to us in 2024 is reflected in the Summary Compensation Table below. Additionally, as designees of Vodafone, American Tower, Rakuten and AT&T, respectively, Messrs. Ibbetson, Knapp, Mikitani and Sambar did not receive compensation for services as directors. Finally, Mr. Johnson, Executive Vice President, Chief Financial Officer and Chief Legal Officer, joined the Company’s Board on January 30, 2025; accordingly, he is not included in this table and, as an employee of the Company, will not receive compensation for services as a director.
(2)	On September 10, 2024, the listed non-employee independent directors were granted 5,744 RSUs. Amounts represent the aggregate grant date fair value of RSUs computed in accordance with Accounting Standard Codification 718 Compensation - Stock Compensation (“FASB ASC 718”). We provide information regarding the assumptions used to calculate the value of equity awards in Note 11: Stock-Based Compensation to our Consolidated Financial Statements included in our Annual Report.
(3)	Mr. Coleman resigned from the Board on June 19, 2024.
(4)	Mr. Sambar resigned from the Board on January 29, 2025.
(5)	Mr. Wibergh joined the Board on June 3, 2024.

The table below shows the aggregate number of outstanding unvested stock awards and exercisable options for each of the active non-employee directors as of December 31, 2024:

Name	RSUs (a)	Options (b)
Adriana Cisneros	5,744	725,074
Luke Ibbetson	-	-
Edward Knapp	-	-
Hiroshi Mikitani	-	-
Ronald Rubin	5,744	-
Richard Sarnoff	5,744	348,035
Julio A. Torres	5,744	-
Johan Wibergh	5,744	-

(a) Represents unvested RSUs.

(b) Represents exercisable options.

12

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to audit our consolidated financial statements. To execute this responsibility, the Audit Committee evaluates, among other things, (i) the independent registered public accounting firm’s qualifications, performance, and independence, (ii) whether the independent registered public accounting firm should be rotated, and (iii) the advisability and potential impact of selecting a different independent registered public accounting firm.

Proposal No. 2 is the ratification of the Audit Committee’s appointment of KPMG LLP (“KPMG”) as the independent registered public accounting firm to audit our financial statements for fiscal year 2025. The Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests. KPMG has audited our financial statements since our fiscal year ended December 31, 2021.

We are not required to have the stockholders ratify the appointment of KPMG as our independent registered public accounting firm. We nonetheless are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee will reconsider the retention of KPMG, but ultimately may decide to retain KPMG as the Company’s independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of KPMG will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The affirmative vote of a majority of the votes cast at the Annual Meeting, excluding abstentions and broker non-votes, is required to approve the ratification of the appointment of KPMG as our independent registered public accounting firm. The total number of votes cast “for” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve the ratification of the appointment of KPMG as our independent public accounting firm. Abstentions will not be considered votes cast; therefore, they will have no effect on the vote. We do not expect any broker non-votes for Proposal No. 2.

The Board recommends a vote “FOR” the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
Proxies received by the Board will be voted “FOR” ratification unless a contrary vote is specified.

13

PROPOSAL NO. 3 – APPROVAL OF AN AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS TO TAKE ACTION BY MAJORITY WRITTEN CONSENT TO REMOVE DIRECTORS

Our Board has determined that it is in the best interests of the Company and our stockholders to approve an amendment to the Certificate of Incorporation, in substantially the form attached to this proxy statement as Appendix A, to amend the Certificate of Incorporation to permit the Company’s stockholders to take action by written consent for the purpose of removing directors, subject to the Board’s authority to abandon such amendment.

Background and Reasons for the Written Consent Proposal

Our Stockholders Agreement provides certain of those other parties (the “Stockholder Designating Parties”) the right to designate certain members of the Board. The Company and such other parties recently amended the terms of the Stockholders’ Agreement to remove a provision that provided that directors may be removed with or without cause solely at the direction of the Stockholder Designating Party who designated such member of the Board (such provision, the “Minority Removal Provision”). The Minority Removal Provision was removed due to its potential to conflict with the requirements of Section 141(k) of the Delaware General Corporation Law (the “DGCL”).

The Minority Removal Provision was replaced in such amendment with a provision that provides that the Stockholder Designating Party who designated a member of the Board may give notice to certain other parties to the Stockholders’ Agreement that it requests such parties to vote in favor of the removal of such designee from the Board, and such parties shall vote certain securities of the Company beneficially owned by such parties to remove such designee from the Board pursuant to Section 141(k) of the DGCL, which such vote may be accomplished by a vote at a duly called meeting of the Company’s stockholders, in accordance with Section 211 of the DGCL, or, to the extent permissible by the Certificate of Incorporation and the By-Laws, by written consent, in accordance with Section 228 of the DGCL (such provision, the “Voting Provision”).

The Voting Provision is intended to provide the Stockholder Designating Parties with rights similar to those previously provided under the Minority Removal Provision, while complying with the requirements of Section 141(k) of the DGCL. The Voting Provision currently costs more to exercise and takes more time to exercise than the Minority Removal Provisions, as an exercise of the Voting Provision requires holding a meeting of the Company’s stockholders because the Certificate of Incorporation does not currently allow the Company’s stockholders to take action by written consent.

The Board believes that amending the Certificate of Incorporation to permit the Company’s stockholders to take action by written consent for the purpose of removing directors would provide the Stockholder Designating Parties with rights more similar to those previously provided under the Minority Removal Provision and would reduce costs imposed upon the Company in connection with holding special meetings of the Company’s stockholders in connection with such a removal.

Seeking stockholder approval by written consent in connection with such a removal, and subsequently filing an information statement with the Securities and Exchange Commission as applicable, would be, in the opinion of the Board, significantly less burdensome on the time of the Company’s staff and less financially strenuous for the Company than the alternative. There are significant costs associated with sending mailings and holding stockholder meetings. The Board believes that creating an opportunity to reduce the number of possible future special meetings would be beneficial to the Company.

* * * * * * * *

Pursuant to our Certificate of Incorporation and Section 242 of the DGCL, approval of Proposal No. 3 requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock. Abstentions and broker non-votes will have the same effect as votes “against” this proposal.

The Board recommends a vote “FOR” the approval of the Written Consent Proposal. Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted “FOR” the Written Consent Proposal.

14

EXECUTIVE OFFICERS

The following individuals serve as the Company’s current executive officers as of April [25], 2025:

Name	Position
Abel Avellan	Chairman of the Board and Chief Executive Officer
Scott Wisniewski	President, Chief Strategy Officer
Andrew Johnson	Chief Financial Officer, Chief Legal Officer and Director
Shanti Gupta	Executive Vice President, Chief Operating Officer
Dr. Huiwen Yao	Executive Vice President, Chief Technology Officer

The Company’s executive officers serve until they resign or are replaced or removed by the Board. Biographical information for Mr. Avellan and Mr. Johnson is set forth in “Proposal No. 1 – Election of Directors” above. Biographical information for the Company’s other executive officers is set forth below.

Scott Wisniewski. Mr. Wisniewski, 43, has served as the Company’s President since June 2024 and Chief Strategy Officer since 2021. He oversees commercialization efforts, product development, and regulatory affairs, as well as corporate development, capital markets and financing strategy, and investor relations. Over the past three years, he has driven significant corporate agreements and milestones for the Company, including raising over one billion dollars of capital in the form of equity, convertible notes, and non-dilutive prepayments. Previously, Mr. Wisniewski was Managing Director of Technology, Media & Telecommunications Investment Banking at Barclays, advising clients on raising capital and M&A for over a decade. While at Barclays, he advised AST SpaceMobile on the 2021 business combination transaction, which raised $462.0 million in gross proceeds, and the 2019 strategic investment transaction, which raised $110.0 million of gross proceeds. Earlier in his career, he was a management consultant focused on supplier development and a mechanical design engineer. Mr. Wisniewski received a Bachelor of Engineering degree from Dartmouth College and a Master of Business Administration degree from The University of Chicago Booth School of Business.

Shanti Gupta. Mr. Gupta, 48, has served as the Company’s Chief Operating Officer since June 2024 and has 25 years of global experience in developing and implementing growth strategies, business transformations, scaling operations, finance and accounting, risk management, and building a high performing team. Mr. Gupta joined the Company in September 2021 as Chief Accounting Officer and established the global finance and accounting operations, led the planning and cost strategies, implemented enterprise resource planning and related operations systems, and was instrumental in scaling the global operations of the company. He held progressive level of responsibilities including leading the supply chain and information technology organizations, streamlining the company’s operations, managing strategic vendor relationships and negotiations, risk management, and policy and governance. Prior to joining the Company in 2021, Mr. Gupta worked with Ernst & Young LLP in New York from 2014, where he was a Partner in the Financial Accounting Advisory Services. Previously, he worked with Deloitte & Touche LLP in New York and KPMG in India. Mr. Gupta earned his Bachelor of Commerce (Honors) from Shri Ram College of Commerce, Delhi University, India. He is a licensed Certified Public Accountant in the United States and is also a Chartered Accountant from The Institute of Chartered Accountants of India.

Dr. Huiwen Yao. Dr. Yao, age 62, has served as the Company’s Chief Technology Officer since 2018. Dr. Yao has over 30 years of successful experience in engineering team building and management, system architecture, research and technology development and program execution in communications satellites. Prior to joining AST, he was the Senior Director of Commercial Payload/RF Engineering in the Space Systems Group of Northrop Grumman Innovation Systems (previously Orbital ATK). He was a major contributor to the success of the commercial satellite business of Orbital/Orbital ATK with more than 40 GEO communications satellites delivered. Dr. Yao is the author of more than 55 technical papers and a book chapter in the fields of communications systems, antennas, microwave/RF components and EM simulations/CAD. He has been granted 25 U.S. and international patents. He received his B.S. and M.S. degrees in Electrical Engineering from Beijing Institute of Technology and a Ph.D. in Electronic Physics from the University of Maryland.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, Chief Accounting Officer and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC and Nasdaq. Such executive officers, Chief Accounting Officer, directors and stockholders also are required by SEC rules to furnish us with copies of all Section 16(a) forms that they file. Based on a review of the copies of such reports furnished to us and written representations from our directors, executive officers and Chief Accounting Officer that no other reports were required, we believe that our directors, executive officers, Chief Accounting Officer and 10% stockholders complied with all Section 16(a) filing requirements applicable to them with the exception of one late Form 3 filing for Mr. Larson filed on February 28, 2025 and one late Form 4 filing for Maya Bernal, Chief Accounting Officer, filed on February 27, 2025 in connection with the grant of RSUs.

15

Stockholders’ Agreement Director Appointment Rights

Pursuant to the Stockholders’ Agreement, among other things, the AST Equityholders agreed to vote all securities of the Company that may be voted in the election of our directors held by such AST Equityholders in accordance with the provisions of the Stockholders’ Agreement, and the Stockholder Parties agree to take all necessary action to cause Mr. Avellan to be the chairperson of our Board until the Sunset Date.

Our AST Equityholders may nominate directors as follows: (a) Mr. Avellan may nominate seven members of our Board of Directors, which amount includes one vacancy for which Mr. Avellan has the right, pursuant to the Stockholders’ Agreement, to designate a director for appointment to fill such vacancy at any time; (b) Antares, Vodafone, American Tower and AT&T each may nominate one member of our Board of Directors; and (c) Rakuten Mobile may nominate one board observer and one member of our Board of Directors. The AST Equityholders and AT&T agree to vote for each of the foregoing nominees.

Mr. Avellan’s right to nominate directors will decrease in proportion to the ownership interests of Mr. Avellan and his permitted transferees in the Company’s aggregate outstanding voting power, such that if Mr. Avellan and his permitted transferees: (i) own less than 50% of the Company’s aggregate outstanding voting power of the Company, Mr. Avellan and his permitted transferees may only nominate five members of our Board of Directors; (ii) own less than 40% of the aggregate outstanding voting power of the Company, Mr. Avellan and his permitted transferees may only nominate three members of our Board of Directors; (iii) own less than 30% of the aggregate outstanding voting power of the Company, Mr. Avellan and his permitted transferees may only nominate two members of our Board of Directors; (iv) own less than 20% of the aggregate outstanding voting power of the Company, Mr. Avellan and his permitted transferees may only nominate one member of our Board of Directors; and (v) own less than 5% of the aggregate outstanding voting power of the Company, Mr. Avellan and his permitted transferees will no longer be entitled to nominate any members of our Board of Directors. If the size of our Board of Directors is increased or decreased, the number of members that Mr. Avellan may designate will increase or decrease proportionately to the size of our Board of Directors.

Antares’ nomination right will terminate if it (together with its permitted transferees) ceases to hold at least 5% of the outstanding Class A Common Stock of the Company (assuming exchange of AST LLC Common Units for shares of Class A Common Stock). Vodafone’s nomination right will terminate if it (together with its permitted transferees) ceases to beneficially own either (a) at least 5% of the outstanding Class A Common Stock of the Company or (b) at least 50% of the Class A Common Stock held by it immediately after the completion of the Closing (assuming exchange of all AST LLC Common Units for shares of Class A Common Stock). American Tower’s nomination right will terminate if it (together with its permitted transferees) ceases to hold at least 50% of the Class A Common Stock held by it immediately after the Closing (assuming exchange of all AST LLC Common Units for shares of Class A Common Stock). Rakuten Mobile’s nomination right with respect to its board observer will terminate if it (together with its permitted transferees) ceases to hold either (i) at least 5% of the outstanding Class A Common Stock of the Company or (ii) at least 50% of the Class A Common Stock held by it immediately after the Closing (assuming exchange of all AST LLC Common Units for shares of Class A Common Stock), and Rakuten Mobile’s nomination right with respect to its board member will terminate if it (together with its permitted transferees) ceases to hold at least 10% of the outstanding Class A Common Stock of the Company (assuming exchange of all AST LLC Common Units for shares of Class A Common Stock). AT&T’s nomination right will terminate upon the earlier to occur: (x) AT&T ceasing to hold the AT&T Note or if the AT&T Note has converted, at least 80% or more of the Class A Common Stock issued upon conversion of the AT&T Note in accordance with the terms thereof and the Convertible Security Investment Agreement, dated as of January 16, 2024, by and among the Company, and the individuals and/or entities who become party thereto from time to time, or (y) all commercial agreements between the Company and AT&T have been terminated; provided that such terminations were not caused by AST LLC’s breach of such commercial agreements.

Code of Business Conduct and Ethics

Refer to the Corporate Governance Framework section above for information regarding our Code of Business Conduct and Ethics.

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PROPOSAL NO. 4 – ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our stockholders with the opportunity to express their opinions on our executive compensation program through a non-binding advisory vote to approve the compensation paid to our named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. While the results of the vote are non-binding and advisory in nature, the Board and the Compensation Committee intend to carefully consider the results of this vote.

The text of the resolution in respect of Proposal No. 4 is as follows:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion is hereby APPROVED.”

In considering their vote, stockholders should review with care the information on our compensation policies and decisions regarding the named executive officers presented in the Compensation Discussion and Analysis on pages 19 – 23, as well as the discussion regarding the Compensation Committee on page 5.

The affirmative vote of a majority of the votes cast at the Annual Meeting, excluding abstentions and broker non-votes, is required to approve the non-binding advisory vote on the compensation paid to the Company’s named executive officers. The total number of votes cast “for” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve the approval of the non-binding advisory vote on the compensation paid to the Company’s named executive officers. Abstentions and broker non-votes will not be considered votes cast; therefore, they will have no effect on the vote.

We currently intend to hold the next non-binding advisory vote to approve the compensation of our named executive officers at our 2026 Annual Meeting of Stockholders, unless the Board modifies its policy of holding this vote on an annual basis, particularly after considering the results of the vote on Proposal No. 5.

The Board recommends a vote “FOR” the approval of the compensation paid to our named executive officers.

Proxies received by the Board will be voted “FOR” approval unless a contrary vote is specified.

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PROPOSAL NO. 5 - Advisory Vote on Frequency of Stockholder Vote on Named Executive Officer Compensation

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, stockholders are being asked to recommend, in a non-binding advisory vote, whether a non-binding stockholder vote to approve the compensation paid to our named executive officers (that is, votes similar to the non-binding vote in Proposal No. 4 above) should occur every one, two or three years. While the results of the vote are non-binding and advisory in nature, the Board and the Compensation Committee intend to carefully consider the results of this vote.

Stockholders are not voting to approve or disapprove the Board’s recommendation. Instead, you may cast your vote on your preferred voting frequency by choosing any of the following four options with respect to this proposal: “one year,” “two years,” “three years,” or “abstain.” The frequency option that receives the most votes will be deemed the option chosen by stockholders in connection with this advisory vote. Notwithstanding the Board’s recommendation or the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis (but not less than every three years) and may vary its practice based on factors such as discussions with stockholders, the adoption of material changes to compensation programs, or changes in the regulatory environment surrounding executive compensation.

The Board of Directors, upon recommendation from the Compensation Committee and the Corporate Governance and Nominating Committee, proposes that future advisory votes to approve the compensation paid to the Company’s named executive officers be held every one year.

The option of “one year,” “two years,” or “three years” that receives the affirmative vote of a majority of the votes cast, excluding abstentions and broker non-votes, will be the frequency for future say-on-pay votes that has been selected by our stockholders. Abstentions and broker non-votes will not be considered votes cast; therefore, they will have no effect on the vote.

The Board recommends that you vote for “EVERY ONE YEAR” as the frequency of future advisory votes to approve the compensation paid to our named executive officers.

Proxies received by the Board will be voted for “EVERY ONE YEAR” unless a contrary vote is specified.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our executive compensation program is designed to attract, motivate and retain high quality leadership and incentivize our executive officers to achieve performance goals over the short- and long-term, which also is intended to align with the interests of our executive officers with those of our stockholders.

Our named executive officers (or “NEOs”) for 2024, who consist of all individuals who served as our principal executive officer and principal financial officers during 2024, our three other most highly compensated executive officers, and one additional individual who would have been a top three most highly compensated executive officer but for the fact that the individual was not serving as an executive officer at the end of 2024, were:

●	Abel Avellan, Chairman of the Board and Chief Executive Officer

●	Scott Wisniewski, President, Chief Strategy Officer

●	Andrew Johnson, Executive Vice President, Chief Financial Officer, and Chief Legal Officer

●	Shanti Gupta, Executive Vice President, Chief Operating Officer

●	Dr. Huiwen Yao, Chief Technology Officer

●	Sean Wallace, former Chief Financial Officer

●	Brian Heller, former General Counsel and Secretary

Mr. Wallace retired from the position of Chief Financial Officer of the Company in June 2024, and Mr. Heller left the employment of the Company in May 2024.

Compensation Philosophy

Our commitment to strong corporate governance practices extends to the compensation plans, principles, programs, and policies established by the Compensation Committee. Our compensation philosophy is designed to attract and retain key talent necessary for us to compete, promote a pay-for-performance culture, incentivize our NEOs to achieve desired financial and operating results, and create a balanced compensation program that aligns risk-taking with the sustainability and both short-term and long-term financial health of the Company. In designing the 2024 executive compensation structure, the Compensation Committee utilized the following guidelines as the foundation for the program:

●	Compensation should be aligned with the long-term interests of our stockholders.

●	Actual compensation should align with results as compared to pre-set performance objectives.

●	The program should provide total direct compensation opportunities (i.e., base salary, annual short-term incentives, and long-term incentives) that are appropriately positioned relative to competitors for executive talent in the broader SpaceTech ecosystem.

●	The program should aid in the recruitment and retention of management and key personnel.

●	The program should limit executive perquisites to basic programs that are minimal in amount and number and are consistent with market practices and support the needs of the business.

●	Compensation programs should not encourage unreasonable risk-taking.

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Compensation Practices

Our Compensation Committee reviews and regularly re-evaluates our executive compensation program and related practices and policies, which are subject to change from time to time in line with market best practices. Listed below are some of our more significant practices and policies that were in effect during fiscal year 2024, which are designed to drive performance and to align our executives’ interests with those of our stockholders.

Compensation Policies

As a market best practice, we also maintain the following compensation policies to provide accountability to our Company and our stockholders.

●	Clawback Policy: In 2023, we adopted a new Clawback Policy that complies with SEC and Nasdaq requirements. In addition, our 2020 Plan (as defined below) and 2024 Plan include a provision allowing for clawback whenever required by applicable law or Company policy.

●	Restrictive Hedging/Pledging Policy With a Pre-Approval Requirement: Policy prohibits our directors and officers from engaging in any transactions (such as prepaid variable forwards, equity swaps, collars and exchange funds) with respect to the Company’s securities held by them to hedge or offset any decrease in the market value of the Company’s securities, unless previously approved in compliance with our policy.

Role of the Compensation Committee

The Compensation Committee has overall responsibility for approving and evaluating the director and executive compensation plans, policies, and programs of the Company. The Compensation Committee reviews compensation levels for all our executive officers, including our NEOs. The Compensation Committee also makes final compensation decisions regarding our NEOs and officers, except for the CEO, whose compensation is reviewed and approved by the independent directors of the full Board, based upon the recommendations of the Compensation Committee.

The Compensation Committee also works very closely with its independent compensation consultants and with management to examine the effectiveness of the Company’s executive compensation program. Details of the Compensation Committee’s authority and responsibilities are specified in the Compensation Committee’s charter, which is available under the “Governance” link under the heading “Investors” on our website at https://investors.ast-science.com.

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Role of Management

The Compensation Committee considers input from our Chief Executive Officer in making determinations regarding our executive compensation program and the individual compensation of each executive officer, other than our Chief Executive Officer. Our Chief Executive Officer and management team also provide information to the Compensation Committee regarding the Company’s performance for purposes of determining annual cash bonuses and long-term incentive equity awards. The Compensation Committee makes the final determination of NEO compensation. Our Chief Executive Officer makes no recommendations regarding, and does not participate in discussions about, his own compensation.

Role of Independent Compensation Consultant

The Compensation Committee has the sole authority to hire, terminate and approve fees for compensation consultants, outside legal counsel and other advisors as it deems to be necessary to assist in the fulfillment of its responsibilities. The Compensation Committee retained the services of Meridian Compensation Partners, LLC (“Meridian”) as its independent compensation consultant to aid the Compensation Committee in performing its duties and designing the compensation philosophy and structure for the Company. During 2024, representatives of Meridian provided the Compensation Committee with market data and counsel regarding executive officer compensation programs and practices, including specifically:

●	comparison to executive compensation market data;

●	peer group identification and assessment in connection with the 2025 executive compensation program;

●	advice and market insight as to the form of and performance measures for annual and long-term incentives; and

●	marketplace compensation trends in the Company’s industry and generally.

Representatives of Meridian do not make recommendations on, or approve, the amount of compensation for any executive officer. Annually, the Compensation Committee reviews with management the independence of any compensation consultant it retains. The Compensation Committee affirmatively determined that no conflict of interest arose in connection with the work of Meridian as compensation consultant for the Compensation Committee in 2024.

Elements of Executive Compensation

The Company’s compensation program consists of three key elements of compensation: base salary, annual bonuses, and long-term equity incentive compensation. Each element is analyzed with a view towards offering market competitive compensation to aid in executive retention as well as a focus on rewarding executives by aligning pay with Company performance. Below is a description of each element and our Compensation Committee decisions in 2024 with respect to each.

●	Salaries. Other than Mr. Avellan, our NEOs receive their respective base salaries to compensate them for services rendered to the Company. The base salary payable to each NEO is intended to provide a fixed component of compensation and reflects both the Company’s development stage and the executive’s skill set, experience, role and responsibilities. As noted in the Summary Compensation Table, Mr. Avellan did not receive any base salary in 2022, 2023, and 2024.

●	Bonus. The Compensation Committee retains discretion to award annual bonuses based on individual performance, to incentivize achievement of short-term goals that are expected to contribute to the Company’s long-term growth, or for other purposes. In 2024, our NEOs received the following cash bonus payments:

○	$125,000 one-time cash bonus to Mr. Johnson to defray costs associated with his relocation to Miami, Florida area.

○	$400,000 one-time cash bonus to Mr. Gupta in recognition of his efforts in the successful completion of certain Company milestone.

●	Long-Term Equity Incentive Compensation. The goal of our long-term, equity-based incentive awards is to align the interests of the Company’s executives with the interests of stockholders. Because vesting is based on continued service, equity-based incentives also foster the retention of our executives during the award vesting period. In 2024, our NEOs received the following long-term equity incentive awards:

○	On March 15, 2024, an award of 175,000 (Mr. Wisniewski), 150,000 (Mr. Gupta) and 105,000 (Mr. Heller) time-based RSUs that vest over two years, with one half of the total number of shares vesting on May 8, 2024 and the remaining half on May 8, 2025 subject to continued service through applicable vesting dates.

○	On May 6, 2024, a new hire award of 300,000 time-based RSUs to Mr. Johnson that vest over four years, with one fourth of the total number of shares vesting on each anniversary of May 6, 2024 subject to continued service through applicable vesting dates.

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○	On May 31, 2024, an award of 50,000 RSUs to Mr. Gupta that fully vested on the grant date. This award represents a modification to remove the performance conditions associated with the original PSU (defined below) granted on September 15, 2021. The modification was accounted for as issuance of a new award in accordance with FASB ASC 718.

○	On September 26, 2024, an award of 75,000 time-based RSUs to each of Messrs. Johnson, Wisniewski and Gupta, with one third of the total number of shares vesting on August 15, 2025 and an additional one third on each of August 15, 2026 and August 15, 2027 subject to continued service through applicable vesting dates.

○	On September 26, 2024, an award of 75,000 performance-based stock unit awards (“PSUs”) to each of Messrs. Johnson, Wisniewski and Gupta that will vest one third on August 15, 2025, one third on August 15, 2026 and one third on August 15, 2027 subject to achievement of a combination of individual (50% weight) and Company (50% weight) performance goals during a performance period ending August 15, 2025 and subject to continued service with the Company through each applicable vesting date. The Company performance goals established by the Compensation Committee are based on certain satellite production, liquidity and other operating metrics. With respect to the Company performance goals, achievement is either 0% or 100%. The individual performance goals established by the Compensation Committee are based on certain capital raising, satellite production and other operating metrics. With respect to the individual performance goals, achievement is from 0% to 150% only after the Company performance goals are met. Collectively, the Company and the individual performance goals can result in achievement of 0% to 125% of the target number of PSUs awarded. We do not include the specific performance goals because we believe this information is confidential information and its public disclosure could cause competitive harm to the Company.

Other Considerations Important to Our Executive Compensation Program

Retirement Program

The Company currently maintains a 401(k) retirement savings plan for its United States based employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The 401(k) plan allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we do not match contributions made by participants in the 401(k) plan. The Company believes that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of its executive compensation package and further incentivizes our employees, including NEOs, in accordance with its compensation policies.

We do not provide separate executive retirement benefits for our NEOs.

Health Benefits

All of the Company’s full-time employees, including NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, medical and dependent flexible spending account, short-term and long-term disability insurance, and life insurance. NEOs pay the same health benefit contribution amounts and have the same deductibles as are applicable to all other Company employees.

Limited Perquisites

We provide limited perquisites (described more fully in the footnotes to the Summary Compensation Table) to our NEOs, which we believe are reasonable, competitive and consistent with our executive compensation program.

Tax and Accounting Considerations

All elements of compensation, including salaries, generate charges to earnings under generally accepted accounting principles (“GAAP”). We generally do not adjust compensation based on accounting factors. Our Compensation Committee takes into consideration the tax deductibility of compensation, to the extent practical, but reserves the right to authorize payments that may not be deductible if it believes that the payments are appropriate and consistent with our compensation philosophy.

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Compensation Policies and Practices and Risk Management

In early 2024, members of the Company’s management reviewed the risk assessment of the Company’s compensation programs for all employees. The results of such assessment were presented to the Compensation Committee. Based on the assessment, the Company and the Compensation Committee believe that the Company’s compensation programs are appropriate and do not create risks reasonably likely to have a material adverse impact on the Company.

Agreements with the Named Executive Officers

The Compensation Committee believes that employment agreements play a valuable role in attracting, motivating and retaining highly talented executives. Accordingly, we have entered into employment agreements with certain of our NEOs to provide severance protections as described in detail under the caption “Named Executive Officer Employment Related Agreements” below. Importantly, the executive agreements include covenants not to solicit employees, customers, potential customers, vendors or independent contractors from, or compete with, the Company for a specified period of time and to maintain the confidentiality of the Company’s information. The Compensation Committee believes that these covenants are extremely valuable to the Company to protect the Company following any executive’s departure.

Compensation Committee Report

We, the Compensation Committee of the Board, have reviewed and discussed with management the foregoing Compensation Discussion and Analysis and, based on such review and discussion, have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted,
Adriana Cisneros (Chair)
Julio A. Torres
Johan Wibergh

Compensation Committee Interlocks and Insider Participation

During fiscal 2024, none of the members of our Compensation Committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

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EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table summarizes the compensation of our NEOs for the years ended December 31, 2024, 2023 and 2022.

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)		Stock Awards ($)(2)		All Other Compensation ($)		Total ($)
Abel Avellan(3)	2024	-	-		-		-		-
Chairman of the Board and Chief Executive Officer	2023	-	-		-		-		-
	2022	-	-		-		-		-

Andrew Johnson	2024	163,826	125,000	(4)	2,531,250	(5)	184		2,820,260
Executive Vice President, Chief Financial Officer, and Chief Legal Officer

Scott Wisniewski	2024	250,000	-		2,336,750	(5)	120		2,586,870
President, Chief Strategy Officer

Shanti Gupta	2024	250,000	400,000	(6)	2,671,750	(5)	180		3,321,930
Executive Vice President, Chief Operating Officer

Dr. Huiwen Yao	2024	250,000	-		-		16,110	(7)	266,110
Executive Vice President, Chief Technology Officer

Sean Wallace	2024	135,417	-		-		93,166	(8)	228,583
Former Chief Financial Officer	2023	250,000	-		-		-		250,000
	2022	160,417	-		2,784,000		88,575		3,032,992

Brian Heller	2024	84,280	-		329,700		21,070	(9)	435,050
Former General Counsel and Secretary	2023	250,000	-		-		-		250,000
	2022	250,000	150,000		-		-		400,000

(1)	This is the first year as an NEO of the Company for each of Messrs. Johnson, Wisniewski, Gupta, and Yao. Mr. Wallace retired from the Company in June 2024 and Mr. Heller left the employment of the Company in May 2024.
(2)	Amounts represent the aggregate grant date fair value computed in accordance with FASB ASC 718 for equity awards granted. We provide information regarding the assumptions used to calculate the value of equity awards in Note 11: Stock-Based Compensation to our Consolidated Financial Statements included in our Annual Report.
(3)	For 2022, 2023, and 2024, Mr. Avellan did not receive any base salary from the Company.
(4)	Amount represents a one-time cash bonus to defray costs associated with Mr. Johnson’s relocation the Miami, Florida area.
(5)	On September 26, 2024, each of Messrs. Johnson, Wisniewski, and Gupta received an award of 150,000 stock award units, 75,000 of which are RSUs subject to time-based vesting and 75,000 of which are PSUs subject to performance-based vesting. The PSUs vest upon satisfaction of specified Company (50% weight) and individual (50% weight) performance goals and subject to continued service with the Company through each applicable vesting date. The grant date fair value shown above reflects the grant date fair value for the time-based vesting RSUs. The grant date fair value of the 75,000 PSUs have been reported at $0 based on the probable outcome of achieving the performance conditions at the time of grant. The aggregate grant date fair value for each of Messrs. Johnson, Wisniewski and Gupta disclosed would increase by $2,234,063 assuming maximum achievement of the performance conditions.
(6)	Amount represents a one-time discretionary cash bonus to Mr. Gupta in recognition of his efforts in the successful completion of certain Company milestone.
(7)	Amount primarily includes imputed fringe benefits to Dr. Yao.
(8)	Amount includes cash separation payment of approximately $93,000 to Mr. Wallace in connection with his retirement from the Company in June 2024.
(9)	Amount includes cash payment of approximately $21,000 to Mr. Heller in connection with his departure from the Company in May 2024.

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Narrative Disclosure to the Summary Compensation Table

Equity Compensation Plans

AST LLC 2019 Equity Incentive Plan. Prior to the Business Combination, equity-based incentive awards in the form of options were issued under the AST LLC 2019 Equity Incentive Plan (“AST LLC Incentive Plan”) as incentives to its employees, non-employees, and non-employee members of its Board of Directors. Following the Business Combination, no further grants will be made under the AST LLC Incentive Plan. However, the AST LLC Incentive Plan continues to govern the terms and conditions of the outstanding awards granted under it.

AST SpaceMobile, Inc. 2020 Incentive Award Plan. In connection with the Business Combination, the Company adopted the AST SpaceMobile, Inc. 2020 Incentive Award Plan (the “2020 Plan”). Following the adoption of the 2024 Plan (defined below), no further grants will be made under the 2020 Plan. However, the 2020 Plan continues to govern the terms and conditions of the outstanding awards granted under it.

AST SpaceMobile, Inc. 2024 Incentive Award Plan. On September 10, 2024, the Company adopted the AST SpaceMobile, Inc. 2024 Incentive Award Plan (the “2024 Plan”) which replaced and superseded the 2020 Plan, effective July 29, 2024 (the “Effective Date”). Awards may be made under the 2024 Plan covering an aggregate number of Class A Common Stock shares not to exceed the sum of (i) 2,000,000 shares, plus (ii) one share for every one share available for award under the 2020 Plan. Any shares subject to an award under the 2024 Plan or the 2020 Plan that expires, is forfeited, otherwise terminates or is settled in cash, after the Effective Date, shall be added to the shares reserved for issuance under the 2024 Plan. In addition, the number of shares available for issuance under the 2024 Plan may increase on each January 1st occurring following the Effective Date in an amount up to 2,000,000 shares by action of the Company’s Board of Directors or its committee as applicable. On December 4, 2024, in accordance with the evergreen feature, effective January 1, 2025, an additional 2,000,000 shares of Common Stock were authorized by the Company’s Board of Directors to be issued under the 2024 Plan.

Any shares distributed pursuant to an award may consist, in whole or in part, of authorized and unissued common stock, treasury common stock or common stock purchased on the open market. The 2024 Plan provides for the grant of stock options, restricted stock, dividend equivalents, RSUs, incentive unit awards, stock appreciation rights, and other stock or cash-based awards. Each incentive unit issued pursuant to an award, if any, shall count as one share for purposes of calculating the aggregate number of shares available for issuance under the 2024 Plan.

Named Executive Officer Employment Related Agreements

See “Potential Payments Upon Termination or Change in Control” for a description of the termination and change in control provisions NEOs may be entitled to, including with respect to treatment of outstanding awards under the equity compensation plans.

Abel Avellan

On July 18, 2018, our subsidiary, AST LLC, entered into an offer letter with Mr. Avellan, our Chairman and Chief Executive Officer, setting forth his initial base salary of $23,660 and eligibility to participate in the Company’s customary health, welfare and fringe benefit plans. Mr. Avellan has not received any base salary from the Company since the consummation of the Business Combination in April 2021.

In addition, on December 15, 2017, Mr. Avellan entered into AST LLC’s form Nondisclosure, Confidentiality, Assignment and Noncompetition Agreement containing certain restrictive covenants, including non-compete and non-solicitation restrictions for a period of one year following a termination or cessation of employment for any reason.

Scott Wisniewski

On March 31, 2021, our subsidiary, AST LLC, entered into an employment agreement with Mr. Wisniewski to serve as our Chief Strategy Officer. Pursuant to the employment agreement, Mr. Wisniewski receives an annual base salary of $250,000 and is eligible to participate in the Company’s customary health, welfare and fringe benefit plans. Mr. Wisniewski was also entitled to an award of 235,000 RSUs under the 2020 Plan, which are subject to time-based vesting conditions over a four-year period and 145,000 PSUs under the 2020 Plan, which are subject to performance-based vesting conditions related to raising incremental capital investments.

In the event of a Qualifying Termination (as defined below), Mr. Wisniewski is entitled to a severance payment equal to 50% of his base salary, continued coverage for up to six months under the Company’s group health plans at the same levels and the same cost to Mr. Wisniewski as would have applied if his employment had not terminated, and continued vesting of any portion of his PSUs granted upon hire; provided that, the underlying performance conditions are satisfied as of the date of termination or within 120 days following such date.

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Also, on March 31, 2021, Mr. Wisniewski entered into the Company’s form Nondisclosure, Confidentiality, Assignment and Noncompetition Agreement containing certain restrictive covenants, including non-compete and non-solicitation restrictions for a period of one year following a termination or cessation of employment for any reason.

Andrew Johnson

On May 1, 2024, our subsidiary, AST LLC, entered into an employment agreement with Mr. Johnson to serve as our Chief Legal Officer. Pursuant to the employment agreement, Mr. Johnson receives an annual base salary of $250,000 and is eligible to participate in the Company’s customary health, welfare and fringe benefit plans. The employment agreement provided that, to defray costs associated with his relocation to Miami, Florida, the Company would provide Mr. Johnson with a $125,000 cash bonus. Mr. Johnson was also entitled to an award of 300,000 RSUs under the 2020 Plan, which are subject to time-based vesting conditions over a four-year period.

In the event of a Qualifying Termination, Mr. Johnson is entitled to a severance payment equal to 75% of his base salary, continued coverage for up to nine months under the Company’s group health plans at the same levels and the same cost to Mr. Johnson as would have applied if his employment had not terminated, and acceleration of any unvested portion of the time-based vesting RSUs equal to (A) in the event a Qualifying Termination occurred on or prior to the one-year anniversary of his start date, 100,000 restricted stock units, and (B) in the event a Qualifying Termination occurred after the one-year anniversary of the start date, (x) (1) the number of days during the period commencing on the last vesting date prior to the date of termination and ending on the nine-month anniversary of the date of termination, (2) divided by 365, and multiplied by (y) 75,000.

Also, on May 1, 2024, Mr. Johnson entered into the Company’s form Nondisclosure, Confidentiality, Assignment and Noncompetition Agreement containing certain restrictive covenants, including non-compete and non-solicitation restrictions for a period of one year following a termination or cessation of employment for any reason.

Shanti Gupta

On September 14, 2021, our subsidiary, AST LLC, entered into an offer letter with Mr. Gupta to serve as our Chief Accounting Officer. Mr. Gupta has since been promoted to Executive Vice President, Chief Operating Officer. Pursuant to the offer letter, Mr. Gupta receives an annual base salary of $250,000 and is eligible to participate in the Company’s customary health, welfare and fringe benefit plans. Mr. Gupta was also entitled to an award of 200,000 RSUs under the 2020 Plan, which were subject to time-based vesting conditions over a four-year period. In the event of a termination without Cause (as defined below), Mr. Gupta is entitled to a severance payment equal to 6 months of his base salary.

Also, on September 14, 2021, Mr. Gupta entered into the Company’s form Nondisclosure, Confidentiality, Assignment and Noncompetition Agreement containing certain restrictive covenants, including non-compete and non-solicitation restrictions for a period of one year following a termination or cessation of employment for any reason.

Dr. Huiwen Yao

On September 1, 2018, our subsidiary, AST LLC, entered into an offer letter with Dr. Yao to serve as our Chief Technology Officer. Pursuant to the offer letter, Dr. Yao receives an annual base salary of $230,000, was entitled to a relocation reimbursement of up to $50,000, and is eligible to participate in the Company’s customary health, welfare and fringe benefit plans. Dr. Yao was also entitled to an award of stock options representing 0.75% of the then current fully diluted equity shares outstanding, which were scheduled to vest on the earlier of a schedule set by the Board and the completion of the Company’s Satellite Test Program.

Also, on September 1, 2018, Dr. Yao entered into the Company’s form Nondisclosure, Confidentiality, Assignment and Noncompetition Agreement containing certain restrictive covenants, including non-compete and non-solicitation restrictions for a period of one year following a termination or cessation of employment for any reason.

Sean Wallace

On April 25, 2022, our subsidiary, AST LLC, entered into an employment agreement with Mr. Wallace, our former Executive Vice President and Chief Financial Officer. Pursuant to the employment agreement, Mr. Wallace received an annual base salary of $250,000 and was eligible to participate in the Company’s customary health, welfare and fringe benefit plans. The employment agreement provided that the Company would reimburse Mr. Wallace for certain temporary housing expenses, direct out-of-pocket relocation expenses up to $75,000, and reasonable legal fees, up to a limit of $15,000, in connection with the negotiation and execution of the employment agreement and all ancillary agreements. Mr. Wallace was also entitled to an award of 700,000 RSUs under the 2020 Plan, a portion of which were subject to time-based vesting conditions over a four-year period and a portion of which were subject to performance-based vesting conditions to be set by the Compensation Committee.

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In the event of a Qualifying Termination, Mr. Wallace was entitled to a severance payment equal to 75% of his base salary, continued coverage for up to nine months under the Company’s group health plans at the same levels and the same cost to Mr. Wallace as would have applied if his employment had not terminated, and acceleration of any unvested portion of the time-based vesting RSUs equal to (A) in the event a Qualifying Termination occurred on or prior to the one-year anniversary of his start date, 100,000 RSUs, and (B) in the event a Qualifying Termination occurred after the one-year anniversary of the start date, (x) (1) the number of days during the period commencing on the last vesting date prior to the date of termination and ending on the nine-month anniversary of the date of termination, (2) divided by 365, and multiplied by (y) 100,000. In addition, any portion of the performance-based portion of the 300,000 restricted stock units as to which the specified performance goal had been satisfied as of, or within 120 days following the date of termination, would vest on the later of the effective date of the release or the attainment of the applicable performance goal within such 120 day period.

Also, on April 25, 2022, Mr. Wallace entered into the Company’s form Nondisclosure, Confidentiality, Assignment and Noncompetition Agreement containing certain restrictive covenants, including non-compete and non-solicitation restrictions for a period of one year following a termination or cessation of employment for any reason.

On June 19, 2024, Mr. Wallace retired from his position as Chief Financial Officer of the Company. Upon Mr. Wallace’s retirement from the Company, on June 24, 2024, the Company and Mr. Wallace entered into a separation and release agreement providing for, among other things, (i) Mr. Wallace to provide the Company with consulting services until November 30, 2024, (ii) a payment to Mr. Wallace of $93,750, payable in bi-monthly installments, (iii) acceleration of 55,890 shares of certain unvested portions of his outstanding time-based vesting RSUs, (iv) continuation of medical benefits through November 30, 2024 paid for by the Company and (v) Mr. Wallace’s release of claims in favor of the Company.

Brian Heller

On February 4, 2021, the Company entered into an employment agreement with Mr. Heller, our former Executive Vice President, General Counsel and Secretary. Under the employment agreement, Mr. Heller received an annual base salary of $250,000 and was eligible to participate in the Company’s customary health, welfare and fringe benefit plans. In the event of a Qualifying Termination, Mr. Heller was entitled to a severance payment equal to 50% of his base salary, an annual bonus earned through the date of termination for the applicable calendar year based on the achievement of individual and/or Company performance goals as determined by the Board in its sole discretion, and acceleration of any unvested portion of the time-based vesting RSUs equal to (A) (x) the number of days during the period commencing on the last vesting date prior to the date of termination and ending on the six-month anniversary of the date of termination, (y) divided by 365, and multiplied by (B) 51,250.

Also, on February 4, 2021, Mr. Heller entered into the Company’s form Nondisclosure, Confidentiality, Assignment and Noncompetition Agreement containing certain restrictive covenants, including non-compete and non-solicitation restrictions for a period of one year following a termination or cessation of employment for any reason.

On May 1, 2024, Mr. Heller left the employment of the Company in connection with Mr. Johnson joining the Company as Chief Legal Officer.

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2024 Grants of Plan-Based Awards(1)

			Estimated Future Payouts under Equity Incentive Plan Awards			All other stock awards: Number of shares of stock or		Grant Date Fair Value of Stock
Name	Grant Date		Threshold (#)	Target (#)	Maximum (#)	units (#)		Awards ($)(3)
Abel Avellan	-		-	-	-	-		-
Andrew Johnson	5/6/2024		-	-	-	300,000	(4)	744,000
	9/26/2024		-	-	-	75,000	(5)	1,787,250
	9/26/2024	(2)	56,250	75,000	93,750	-		-
Scott Wisniewski	3/15/2024		-	-	-	175,000	(6)	549,500
	9/26/2024		-	-	-	75,000	(5)	1,787,250
	9/26/2024	(2)	56,250	75,000	93,750	-		-
Shanti Gupta	3/15/2024		-	-	-	150,000	(6)	471,000
	5/31/2024		-	-	-	50,000	(7)	413,500
	9/26/2024		-	-	-	75,000	(5)	1,787,250
	9/26/2024	(2)	56,250	75,000	93,750	-		-
Dr. Huiwen Yao	-		-	-	-	-		-
Sean Wallace	-		-	-	-	-		-
Brian Heller	3/15/2024		-	-	-	105,000	(6)	329,700

(1)	Awards granted prior to July 29, 2024 were granted under the 2020 Plan. Awards granted on or following July 29, 2024 were granted under the 2024 Plan.
(2)	On September 26, 2024, each of Messrs. Johnson, Wisniewski, and Gupta received an award of 75,000 PSUs that vest upon satisfaction of specified Company (50% weight) and individual (50% weight) performance goals and subject to continued service with the Company. The PSUs provide an opportunity to earn 0% to 125% of the target award only after the Company performance goals are met. Assuming the Company performance goals at met, at the threshold level, 56,250 shares will be earned; at the target level, 75,000 shares will be earned; and at the maximum level, 93,750 shares will be earned. The estimated future payouts and the grant date fair value of the PSUs have been reported at $0 based on the probable outcome of achieving the performance conditions at the time of grant. The grant date fair value of the PSUs assuming maximum achievement of the performance conditions was $2,234,063.
(3)	Amounts represent the aggregate grant date fair value computed in accordance with FASB ASC 718 for equity awards granted. We provide information regarding the assumptions used to calculate the value of equity awards in Note 11: Stock-Based Compensation to our Consolidated Financial Statements included in our Annual Report.
(4)	The RSUs vest over four years, with 1/4 of the total number of shares subject to the RSUs vesting on each anniversary of May 6, 2024.
(5)	The RSUs vest over three years, with 1/3 of the total number of shares subject to the RSUs vesting on August 15, 2025, an additional 1/3 on August 15, 2026, and an additional 1/3 on August 15, 2027.
(6)	The RSUs vest over two years, with 1/2 of the total number of shares subject to the RSUs vesting on May 8, 2024 and an additional 1/2 vesting on May 8, 2025. In connection with Mr. Heller’s departure from the Company in May 2024, the entire 105,000 RSUs were forfeited.
(7)	The RSUs fully vested on the grant date. This award represents a modification to remove the performance conditions associated with the original PSU granted on September 15, 2021. The modification was accounted for as issuance of a new award in accordance with FASB ASC 718.

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Outstanding Equity Awards at 2024 Fiscal Year-End

The following table sets forth certain information regarding equity-based awards of the Company held by the NEOs as of December 31, 2024.

			Stock Awards				Option Awards
Name	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Number of Securities of Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercisable Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Abel Avellan	-		-	-	-	-	-	-	-	-	-
Andrew Johnson	5/6/2024	(1)	300,000	6,330,000	-	-	-	-	-	-	-
	9/26/2024	(2)	75,000	1,582,500	-	-	-	-	-	-	-
	9/26/2024	(3)	-	-	56,250	1,186,875	-	-	-	-	-
Scott Wisniewski	8/11/2021	(4)	58,750	1,239,625	-	-	-	-	-	-	-
	8/11/2021	(5)	145,000	3,059,500	-	-	-	-	-	-	-
	3/15/2024	(6)	87,500	1,846,250	-	-	-	-	-	-	-
	9/26/2024	(2)	75,000	1,582,500	-	-	-	-	-	-	-
	9/26/2024	(3)	-	-	56,250	1,186,875	-	-	-	-	-
Shanti Gupta	9/15/2021	(7)	50,000	1,055,000	-	-	-	-	-	-	-
	3/15/2024	(8)	75,000	1,582,500	-	-	-	-	-	-	-
	9/26/2024	(2)	75,000	1,582,500	-	-	-	-	-	-	-
	9/26/2024	(3)	-	-	56,250	1,186,875	-	-	-	-	-
Dr. Huiwen Yao	4/17/2019	(9)	-	-	-	-	444,912	-	-	$0.06	4/17/2029
	5/20/2020	(10)	-	-	-	-	217,522	-	-	$0.60	5/20/2030
	5/20/2020	(11)	-	-	-	-	-	507,551	-	$0.60	5/20/2030

(1)	The award vests in four yearly installments beginning May 6, 2025, subject to continued service.
(2)	The award vests in three yearly installments beginning August 15, 2025, subject to continued service.
(3)	The PSUs and market value are calculated based on achieving threshold performance goals. The actual number of PSUs that may vest will be determined based on achievement of certain specified Company (50% weight) and individual (50% weight) performance goals and are subject to continued service with the Company.
(4)	The award vests in four yearly installments beginning April 6, 2022, subject to continued service.
(5)	The award vests in two installments, 1/2 upon achievement of certain performance-based milestones and 1/2 at one year anniversary of initial performance achievement date. The performance-based milestones were achieved on March 15, 2024 and September 26, 2024, respectively.
(6)	The award vests in two yearly installments beginning May 8, 2024, subject to continued service.
(7)	The award vests in four yearly installments beginning September 15, 2022, subject to continued service.
(8)	The award vests in two yearly installments beginning May 8, 2024, subject to continued service.
(9)	The award vested fully in November 2021.
(10)	The award vested fully upon achievement of certain performance-based milestone in May 2023.
(11)	The award vests upon achievement of certain performance-based milestones.

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2024 Options Exercises and Stock Vested Table

The following table provides information, on an aggregate basis, regarding (i) stock options exercised during 2024, including the total number of shares acquired upon exercise and the aggregate value realized before payment of any applicable withholding tax and broker commissions, and (ii) RSUs that vested during 2024.

	Stock Awards			Option Awards
Name	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(1)	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Abel Avellan	-		-	-	-
Andrew Johnson	-		-	-	-
Scott Wisniewski	291,250		2,285,825	-	-
Shanti Gupta	175,000		2,077,500	-	-
Dr. Huiwen Yao	-		-	300,000	3,331,761
Sean Wallace	230,890	(2)	1,188,629	-	-
Brian Heller	123,750	(2)	390,625	-	-

(1)	Amounts represent the aggregate fair value on vesting computed in accordance with FASB ASC 718 for vested equity awards. We provide information regarding the assumptions used to calculate the value of equity awards in Note 11: Stock-Based Compensation to our Consolidated Financial Statements included in our Annual Report. For awards vesting on weekends and holidays, fair values were derived from the share price one business day prior.
(2)	In connection with Mr. Wallace’s retirement from the Company in June 2024, 55,890 shares of certain unvested portions of his outstanding time-based vesting RSUs were accelerated. In connection with Mr. Heller’s departure from the Company in May 2024, all of his unvested RSUs and PSUs were forfeited.

Pension Benefits - 2024

We have no pension benefits for our executive officers.

Nonqualified Deferred Compensation - 2024

We have no nonqualified defined contribution or other nonqualified compensation plans for our executive officers.

Potential Payments Upon Termination or Change of Control

A summary of the benefits available on December 31, 2024 in different scenarios under the terms of our NEO agreements and equity compensation plans are as follows:

Abel Avellan

Mr. Avellan will only receive previously accrued benefits (e.g., accepted salary) upon any termination.

Scott Wisniewski

In the event of a Qualifying Termination (as defined below), Mr. Wisniewski is entitled to a severance payment equal to 50% of his base salary, continued coverage for up to six months under the Company’s group health plans at the same levels and the same cost to Mr. Wisniewski as would have applied if his employment had not terminated, and continued vesting of any portion of his PSUs granted upon hire; provided that, the underlying performance conditions are satisfied as of the date of termination or within 120 days following such date.

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Andrew Johnson

In the event of a Qualifying Termination (as defined below), Mr. Johnson is entitled to a severance payment equal to 75% of his base salary, continued coverage for up to nine months under the Company’s group health plans at the same levels and the same cost to Mr. Johnson as would have applied if his employment had not terminated, and acceleration of any unvested portion of the time-based vesting RSUs equal to (A) in the event a Qualifying Termination occurred on or prior to the one-year anniversary of his start date, 100,000 RSUs, and (B) in the event a Qualifying Termination occurred after the one-year anniversary of the start date, (x) (1) the number of days during the period commencing on the last vesting date prior to the date of termination and ending on the nine-month anniversary of the date of termination, (2) divided by 365, and multiplied by (y) 75,000.

Shanti Gupta

In the event of termination without Cause (as defined below), Mr. Gupta is entitled to a severance payment equal to 6 months of his base salary.

Dr. Huiwen Yao

Dr. Yao will only receive previously accrued benefits (e.g., accepted salary) upon any termination.

Sean Wallace

On July 12, 2024, Mr. Wallace retired from his position as Chief Financial Officer of the Company. Upon Mr. Wallace’s retirement, Mr. Wallace received a payment of $93,750, payable in bi-monthly installments, acceleration of 55,890 shares of unvested time-based RSUs (with a total value of $577,344), and continuation of medical benefits through November 30, 2024 paid for by the Company.

Brian Heller

On May 1, 2024, Mr. Heller left the employment of the Company. Upon Mr. Heller’s departure from the Company, all of his unvested RSUs and PSUs were forfeited. Mr. Heller received a cash payment of approximately $21,000 in connection with his departure from the Company.

Tabular Disclosure

The following tables show estimated compensation payable to each NEO who was employed on December 31, 2024, upon applicable triggering events (assuming the event occurred on December 31, 2024). Actual amounts can only be determined upon the triggering event. Amounts in the tables assume an annual salary at the level in effect on December 31, 2024 and payout of PSUs at target. These tables do not account for any cutback that may result from the application of the NEO’s agreement terms. If payments and benefits to an NEO would constitute an “excess parachute payment” under Code Section 280G and subject the executive to golden parachute excise taxes under Code Section 4999, the NEO agreements typically utilize a “best net after-tax” payment approach which reduces the executive’s payments and benefits to an amount that results in the greatest after-tax benefit for the executive, taking into account any such excise tax and any applicable federal, state and local taxes.

Except as set forth below, our named executive officers will only receive previously accrued benefits (e.g., accepted salary) upon any other termination or separation from employment.

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Executive Benefits and Payments Upon Termination	Qualifying Termination ($)
Abel Avellan
Cash Severance Payments	-
Equity Awards	-
Health Insurance Benefits	-
Total	-
Scott Wisniewski
Cash Severance Payments	125,000
Equity Awards	3,059,500
Health Insurance Benefits	9,753
Total	3,194,253
Andrew Johnson
Cash Severance Payments	187,500
Equity Awards	2,110,000
Health Insurance Benefits	-
Total	2,297,500
Shanti Gupta
Cash Severance Payments	125,000
Equity Awards	-
Health Insurance Benefits	-
Total	125,000
Huiwen Yao
Cash Severance Payments	-
Equity Awards	-
Health Insurance Benefits	-
Total	-

For purposes of the table above, the following terms have the following general meanings for Messrs. Gupta, Johnson, and Wisniewski:

Qualifying Termination	The NEO’s termination of employment (i) by the Company without Cause (other than by reason of the NEO’s death or disability), (ii) by the NEO for Good Reason, or (iii) by reason of non-renewal of the employment period.

Good Reason	The NEO’s voluntary resignation after:

a material diminution in the NEO’s base salary (solely with respect to Mr. Johnson, unless the reduction is applicable to all similarly situated employees);

a material diminution in the NEO’s position, responsibilities, duties or authority;

a change in the geographic location of the NEO’s primary reporting location of more than 30 miles; and/or solely with respect to Mr. Johnson, the Company’s failure to grant the equity award described in his employment agreement.

Cause	The occurrence of one or more of the following events:

NEO’s willful failure to perform duties with the Company;

NEO’s commission of, indictment for, or entry of a plea of guilty or nolo contendere to a felony crime or a crime of moral turpitude or, other than with respect to Mr. Gupta, involving dishonesty or, solely with respect to Mr. Johnson, a crime related to NEO’s performance of duties;

NEO’s breach of material, contractual obligations to the Company;

Any act of fraud, embezzlement, theft, or misappropriation from the Company by the NEO;

NEO’s willful misconduct or gross negligence in connection with the performance of duties;

Other than with respect to Mr. Gupta, a material breach of the NEO’s fiduciary duty to the Company; or

NEO’s commission of an act of material dishonesty which, solely with respect to Mr. Gupta, results in material reputational, economic or financial injury to the Company or its affiliates.

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Pay Versus Performance

Set forth below is certain information about the relationship between executive “compensation actually paid” (or “CAP”), as defined by SEC rules, to the Company’s principal executive officer (“PEO”) and non-PEO named executive officers (the “Non-PEO NEOs”) and certain aspects of the financial performance of the Company. The Compensation Committee does not utilize CAP as the basis for making compensation decisions.

Year(1)	Summary Compensation Table Total for PEO ($) (2)	Compensation Actually Paid to PEO ($) (3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(3)	AST SpaceMobile Total Shareholder Return ($)(4)	Peer Group Total Shareholder Return ($)(5)	Net Income (Loss) ($000)(6)	Company Selected Measure(7)
2024	-	-	$1,609,800	$3,975,708	$179	$94	$(300,083)
2023	-	-	$250,000	$537,444	$51	$85	$(86,897)
2022	-	-	$1,716,496	$989,452	$41	$75	$(31,640)
2021	$8,995	$8,995	$1,430,211	$160,579	$67	$101	$(30,553)

(1)

Abel Avellan served as the PEO for the entirety of 2024, 2023, 2022, and 2021. Our Non-PEO NEOs for the applicable years were as follows:

● 2024: Scott Wisniewski, Andrew Johnson, Shanti Gupta, Huiwen Yao, Sean Wallace and Brian Heller

● 2023: Sean Wallace and Brian Heller

● 2022: Sean Wallace and Brian Heller

● 2021: Brian Heller and Thomas Severson

(2)	Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table (“SCT”) for the applicable year in the case of our PEO, Mr. Avellan, and (ii) the average of the total compensation reported in the SCT for the applicable year for our Non-PEO NEOs reported for the applicable year.
(3)	Amounts reported in these columns represent compensation actually paid; adjustments were made to the amounts reported in the SCT for the applicable year.
(4)	Total Shareholder Return (“TSR”) is cumulative for the measurement periods beginning on April 7, 2021 (the closing date of our Business Combination as defined in our Annual Report) and ending on December 31 of each of 2024, 2023, 2022 and 2021, respectively, calculated in accordance with Item 201(e) of Regulation S-K.
(5)	Peer Group reflects the Nasdaq Telecommunications Index, which is the same industry peer group used in the stock performance graph required by Item 201(e) of Regulation S-K and included in our Annual Report.
(6)	The dollar amounts reported represent the amount of net income (loss) attributable to common stockholders reflected in our audited Consolidated Financial Statements included in our Annual Report.
(7)	Consistent with SEC guidance, no Company Selected Measure is shown in the table above because AST SpaceMobile does not use any financial performance measure to link 2024 compensation of its PEO or non-PEO NEOs.

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A reconciliation of the adjustments for Mr. Avellan and for the average of the Non-PEO NEOs is set forth in the following table, which describes the adjustments, each of which is prescribed by the SEC rules, to calculate the CAP from SCT amounts. Equity values are calculated in accordance with FASB ASC 718.

	2024 PEO	2024 Non-PEO NEOs	2023 PEO	2023 Non-PEO NEOs	2022 PEO	2022 Non-PEO NEOs	2021 PEO	2021 Non-PEO NEOs
Summary Compensation Table Total (1)	-	$1,609,800	-	$250,000	-	$1,716,496	$8,995	$1,430,211
Minus Stock Award Value & Option Award Value Reported in SCT for the Covered Year	-	1,311,575	-	-	-	$1,392,000	-	$1,025,000
Plus Year End Fair Value of Equity Awards Granted During the Covered Year that Remain Outstanding and Unvested as of Last Day of the Covered Year	-	2,417,708	-	-	-	964,000	-	813,850
Plus Year over Year Change in Fair Value as of the Last Day of the Covered Year of Outstanding and Unvested Equity Awards Granted in Prior Years	-	783,060	-	243,513	-	(239,850)	-	(735,900)
Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Covered Year	-	131,250	-	-	-	-	-	-
Plus Year over Year Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested During the Covered Year	-	541,801	-	43,931	-	(59,194)	-	(322,582)
Minus Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year	-	(196,337)	-	-	-	-	-	-
Plus Value of Dividends or other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation for the Covered Year	-	-	-	-	-	-	-	-
Compensation Actually Paid	-	$3,975,708	-	$537,444	-	$989,452	$8,995	$160,579

(1)	Unvested equity values are computed in accordance with the methodology used for financial reporting purposes, and for unvested awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the year.

The following provide graphic descriptions of the relationships between information presented in the pay versus performance table provided above.

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Relationship Between CAP and TSR

The graph below reflects the relationship between the PEO and Average Non-PEO NEOs CAP and our TSR.

Relationship Between CAP and Net Income (Loss) Attributable to Stockholders

The graph below reflects the relationship between the PEO and Average Non-PEO NEOs CAP and our net income (loss) attributable to stockholders.

(1)	Represents the amount of net loss attributable to common stockholders reflected in the Company’s audited financial statements for the applicable year.

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CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Avellan, CEO and Chairman of the Board.

For 2024, our last completed fiscal year:

●	the annual total compensation of the employee identified at median of the Company (other than our CEO), was $120,486; and

●	the annual total compensation of the CEO for purposes of determining the CEO Pay Ratio was $0, as Mr. Avellan did not receive any compensation.

Based on this information, for 2024, the ratio of the annual total compensation of Mr. Avellan to the annual total compensation of our median employees was zero.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments, and estimates that we used were as follows:

We selected December 31, 2024, which is within the last three months of 2024, as the date upon which we would identify the “median employee.”

We did not rely upon the 5% de minimis exemption for 2024 and thus did not exclude any of our global workforce from the identification of the “median employee”.

To identify the “median employee” from our employee population, we collected actual base salary paid during the 12-month period ended December 31, 2024. In making this determination, we annualized the compensation of all newly hired permanent employees and part-time employees during this period. We selected base salary paid as representing the principal form of compensation delivered to all of our employees, and this information is readily available in each country.

Once we identified our median employee, we combined all of the elements of that employee’s compensation for 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K to determine the median employee’s annual total compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Equity Compensation Plan Information

For details regarding our equity compensation plans, refer to discussion under the “Narrative Disclosure to the Summary Compensation Table” above.

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The following table lists awards previously granted and outstanding, and securities authorized for issuance, under the plans as of December 31, 2024.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights	Weighted-Average Exercise Price of Outstanding Options and Rights	Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plans
Equity compensation plans approved by stockholders
SpaceMobile 2024 Incentive Award Plan (1)	1,354,382	$22.51	2,361,348
SpaceMobile 2020 Incentive Award Plan (2)	6,616,635	$9.15	794,787	(3)
AST LLC 2019 Equity Incentive Plan	6,390,261	$1.14	1,564,756	(3)
Equity compensation plans not approved by stockholders	-	-	-

(1)	Includes 44,000 stock options and 1,310,382 restricted stock awards. Only the stock options have an associated exercise price.
(2)	Includes 3,649,458 stock options and 2,967,177 restricted stock awards. Only the stock options have an associated exercise price.
(3)	Following the Effective Date, no new awards were granted under the 2020 Plan. Following the completion of the Business Combination, no new awards were granted under the AST LLC 2019 Equity Incentive Plan.

Security Ownership of Certain Beneficial Owners and Management

The following sets forth information regarding the beneficial ownership of our voting shares by:

●	each person who is known to be a beneficial owner of more than 5% of our voting shares;

●	each of our NEOs and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days, provided that any person who acquires any such right with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise of such right. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.

Our authorized Common Stock consists of Class A Common Stock, Class B Common Stock and Class C Common Stock. Holders of Class A Common Stock and Class B Common Stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval. Until the Sunset Date described in the Stockholders’ Agreement, holders of Class C Common Stock are entitled to the lesser of (i) 10 votes per share and (ii) the Class C Share Voting Amount on all matters submitted to stockholders for their vote or approval. From and after the Sunset Date, holders of Class C Common Stock will be entitled to one vote per share.

Beneficial ownership of shares of our Common Stock is based on [  ] shares of Class A Common Stock, [  ] shares of Class B Common Stock and [  ] shares of Class C Common Stock issued and outstanding as of April 17, 2025.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of voting shares beneficially owned by them.

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	Class A Common Stock		Class B Common Stock		Class C Common Stock		Combined Voting
Name and Address of Beneficial Owner (1)	Number	%	Number	%	Number	%	Power (%)(2)
Five percent Holders:
Rakuten Mobile, Inc. (3)	31,020,155	[ ]	-	-	-	-	[ ]
Vodafone Ventures Limited (4)	5,471,743	[ ]	9,044,454	[ ]	-	-	[ ]
ATC TRS II LLC (5)	2,500,000	[ ]	2,170,656	[ ]	-	-	*
Directors and Executive Officers:
Abel Avellan (6)	-	-	-	-	78,163,078	[ ]	[ ]
Scott Wisniewski (7)	482,527	*	-	-	-	-	*
Andrew Johnson (8)	75,000	*	-	-	-	-	*
Shanti Gupta (9)	143,807	*	-	-	-	-	*
Dr. Huiwen Yao (10)	717,434	*	-	-	-	-	*
Adriana Cisneros (11)	780,516	*	-	-	-	-	*
Luke Ibbetson	-	-	-	-	-	-	-
Edward Knapp	10,000	*	-	-	-	-	*
Keith Larson	-	-	-	-	-	-	-
Hiroshi Mikitani (3)	31,020,155	[ ]	-	-	-	-	[ ]
Ronald Rubin(12)	65,628	*	-	-	-	-	*
Richard Sarnoff(13)	420,663	*	-	-	-	-	*
Julio A. Torres(14)	52,628	*	-	-	-	-	*
Johan Wibergh(15)	23,390	*	-	-	-	-	*
All directors and executive officers, as a group (14 individuals)	33,791,748	[ ]	-	-	78,163,078	[ ]	[ ]

* Less than 1%

(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o AST SpaceMobile, Inc., Midland International Air & Space Port, 2901 Enterprise Lane, Midland, Texas 79706.
(2)	Percentage of combined voting power represents voting power with respect to all shares of Class A Common Stock, Class B Common Stock and Class C Common Stock, voting together as a single class. Holders of Class A Common Stock and Class B Common Stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval. Until the Sunset Date, holders of Class C Common Stock are entitled to the lesser of (i) 10 votes per share and (ii) the Class C Share Voting Amount. From and after the Sunset Date, holders of Class C Common Stock will be entitled to one vote per share.
(3)	The business address of each of Mr. Mikitani and Rakuten Mobile is 1-14-1 Tamagawa, Setagaya-ku, Tokyo 158-0094 Japan. Mr. Mikitani is the founder, Chairman and Chief Executive Officer of Rakuten Mobile, and as such has voting and investment discretion with respect to the shares of Common Stock held of record by Rakuten Mobile and may be deemed to have shared beneficial ownership of the shares of Common Stock held directly by Rakuten Mobile.
(4)	The business address of Vodafone Ventures Limited is c/o Vodafone House, The Connection, Newbury, Berkshire, RG14 2FN, United Kingdom.
(5)	The business address of ATC TRS II LLC is 116 Huntington Avenue, 11th floor, Boston, MA 02116.
(6)	Includes 2,500,000 shares held by AA Gables, LLC, a wholly-owned subsidiary of Mr. Avellan, which pledged the common units in order to secure its obligations under certain variable prepaid forward contract (“Forward Contract”). Mr. Avellan’s entry into the Forward Contract did not involve the sale of any shares of the Company’s Class A common stock beneficially owned by Mr. Avellan at the time the Forward Contract was entered into and had no effect on Mr. Avellan’s voting and Board of Directors rights.
(7)	Consists of (i) 395,027 shares held of record and (ii) 87,500 shares issuable upon the vesting of RSUs within 60 days of April 17, 2025.
(8)	Consists of 75,000 shares issuable upon the vesting of RSUs within 60 days of April 17, 2025.
(9)	Consists of (i) 68,807 shares held of record and (ii) 75,000 shares issuable upon the vesting of RSUs within 60 days of April 17, 2025.
(10)	Consists of (i) 55,000 shares held of record and (ii) 662,434 AST Incentive Equity Options, each of which is vested and exercisable for Incentive Equity Units in AST LLC, each of which is redeemable for one share of Class A Common Stock of the Issuer.
(11)	The business address of Ms. Cisneros is c/o Cisneros Group of Companies, 700 NW 1st Avenue, Suite 1700, Miami, Florida 33136. Ms. Cisneros is the president of Antares, a subsidiary of the ultimate beneficial owner of these shares, 2014 Scesaplana I Trust, (the “Trust”), and sits on the board of advisors of the Trust. However, under the Trust’s constituent documents Ms. Cisneros is not permitted to and has no voting and investment discretion with respect to the shares of Common Stock held of record by Antares and, as a result, has no beneficial ownership of the Common Stock held directly by Antares. The shares reported as beneficially owned by Ms. Cisneros are comprised of (i) 36,364 shares of Class A Common Stock held directly by Ms. Cisneros (ii) 725,074 AST Incentive Equity Options, each of which is vested and exercisable for Incentive Equity Units in AST LLC, each of which is redeemable for one share of Class A Common Stock of the Issuer, (iii) 9,538 shares of Class A Common Stock held directly by Ms. Cisneros’s spouse Nicholas Griffin, (iv) 1,896 shares of Class A Common Stock purchased by 1979 Edendale Investments Ltd., an entity held by The Adriana Cisneros 2014 Portfolio Trust, and (v) 1,900 shares of Class A Common Stock held by trust for the benefit of Ms. Cisneros’ minor children, in which she disclaims pecuniary interest, and (iv) 5,744 shares issuable upon the vesting of RSUs within 60 days of April 17, 2025.
(12)	Consists of (i) 59,884 shares held of record and (ii) 5,744 shares issuable upon the vesting of RSUs within 60 days of April 17, 2025.
(13)	Consists of (i) 66,884 shares held of record, (ii) 348,035 AST Incentive Equity Options, each of which is vested and exercisable for Incentive Equity Units in AST LLC, each of which is redeemable for one share of Class A Common Stock of the Issuer and (iii) 5,744 shares issuable upon the vesting of RSUs within 60 days of April 17, 2025.
(14)	Consists of (i) 46,884 shares held of record and (ii) 5,744 shares issuable upon the vesting of RSUs within 60 days of April 17, 2025.
(15)	Consists of (i) 17,647 shares held of record and (ii) 5,744 shares issuable upon the vesting of RSUs within 60 days of April 17, 2025.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Procedures for Approval of Related Person Transactions

We review all relationships and transactions in which the Company and our directors, executive officers, 5%+ stockholders, or their immediate family members, are participants. The Company’s legal and governance staff is primarily responsible for monitoring and obtaining information from the directors, executive officers and 5%+ stockholders with respect to transactions with related persons and for determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. Management reports related person transactions to the Audit Committee and the Audit Committee reviews and approves all transactions between the Company and related persons that are required to be disclosed under SEC rules.

Vodafone

On January 16, 2024, we entered into a Convertible Security Investment Agreement (the “Investment Agreement”) with Vodafone. Pursuant to the Investment Agreement, Vodafone agreed to purchase our subordinated convertible notes for an aggregate principal amount of $25.0 million. In the first quarter of 2025, we exercised our option to convert the notes into shares of our Class A Common Stock.

On December 9, 2024, AST LLC and Vodafone entered into a definitive long-term commercial agreement through 2034, subject to certain termination rights, which establishes the framework for Vodafone to offer space-based cellular broadband connectivity in its home markets, as well as to other operators via its Partner Markets program (the “Vodafone Commercial Agreement”). The Vodafone Commercial Agreement includes mutual exclusivity, conditioned upon AST meeting certain service commitments and applicable regulatory or governmental approvals for the services, within certain Vodafone home markets for five years; preferential commercial terms in Vodafone partner markets; a revenue share for the SpaceMobile Service; and the procurement, building and operating of mobile network ground stations at a mutually agreed cost by Vodafone. Vodafone submitted purchase orders for Block 1 BlueBird gateways and other network equipment from us to support planned commercial service. Vodafone has the right to designate one individual to our Board of Directors. Currently, Vodafone’s designee is Luke Ibbetson, Head of Group Research & Development, Vodafone.

American Tower

We and American Tower have entered into a side letter agreement that was subsequently amended and restated on December 15, 2020 to reflect the transactions and agreements contemplated by the Equity Purchase Agreement between us and New Providence Acquisition Corp. (the “Amended and Restated Letter Agreement”). The Amended and Restated Letter Agreement contemplates that we and American Tower will enter into commercial agreements to use American Tower facilities for the terrestrial gateway facilities in certain markets. The term of the operational agreement with American Tower is for an anticipated five years after the initial launch of commercial mobile services by us.

On March 22, 2022, we and American Tower entered into a non-binding term sheet reflecting the terms and conditions for the deployment of our gateway satellite technology equipment on property owned and operated by American Tower. Under the agreement, American Tower will provide us leased space and managed services at its current and future tower sites and data centers under the global master lease agreement to be entered into by the parties.

The usage of any American Tower services in a Vodafone market will be memorialized in a commercial agreement among all three parties. In markets where Vodafone does not operate (“Carrier Neutral Markets”), we and American Tower may enter into an agreement for American Tower to manage the operation of our deployed gateway facility in such market. In Carrier Neutral Markets where we require a third party to provide a gateway facility or services, we agree to not accept any bid that is inferior to American Tower’s best and final proposal for such gateway facility or services. We also agree to use commercially reasonable efforts to utilize American Tower facilities in (i) Vodafone markets where Vodafone decides to not use its facilities, (ii) in Carrier Neutral Markets, and (iii) instances where we require a third-party vendor.

Additionally, we will work with American Tower to evaluate and plan gateway facility and radio access network data center deployments with preferred vendor status to offer carrier-neutral hosting facilities in certain equatorial markets. American Tower will serve as the preferred vendor for carrier neutral hosting facilities. We will pay American Tower a monthly connection fee for use of a carrier neutral hosting facility, which we expect will be charged back to each applicable Mobile Network Operator. If we and American Tower agree to construct a new carrier neutral hosting facility or improve an existing one and American Tower elects to fund all such capital expenditures, American Tower will provide us with a fair-market, long-term lease to such facility. No payments have been made to date between us and American Tower under the Amended and Restated Letter Agreement. American Tower has the right to designate one individual to our Board. Currently, American Tower’s designee is Edward Knapp, Chief Technology Officer, American Tower.

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Rakuten

On February 4, 2020, we entered into a commercial agreement with Rakuten, for the development of exclusive network capabilities in Japan compatible with the mobile network of Rakuten and its affiliates, which agreement was amended and restated as of December 15, 2020 (the “Rakuten Agreement”). Under the terms of the Rakuten Agreement, we agreed to make investments in building network capabilities in Japan that are compatible with the mobile network of Rakuten and its affiliates. Furthermore, we will collaborate with Rakuten to ensure network capability with Rakuten’s licensed frequencies, including full coverage in Japan with 3GPP Band 3 frequencies with MIMO capability. Upon the launch of such coverage, Rakuten will receive unlimited, exclusive rights and usage capacity in Japan in exchange for a $0.5 million annual maintenance fee payable to us or our successors. Furthermore, we will make $5.0 million (or such lesser amount as mutually agreed upon the parties) in capital investments towards the design, assembly, acquisition and implementation of ground communication assets. We and Rakuten will receive unlimited rights and usage of the ground assets for their respective operations, including, but not limited to, satellite and other telecommunication communications. The term of the Rakuten Agreement shall remain in effect until we fulfill our obligations under the Rakuten Agreement.

On October 10, 2024, we and Rakuten Mobile USA Service Inc. (“Rakuten USA”) completed a series of transactions (including a Blocker Merger Transaction as defined in the Fifth Amended and Restated Limited Liability Company Operating Agreement of AST & Science, LLC, the “Rakuten Transactions”) resulting in the acquisition by Rakuten Mobile of 28,520,155 shares of Class A Common Stock in exchange for 28,520,155 shares of AST Common Units previously held by Rakuten USA. As part of the Rakuten Transactions, 28,520,155 shares of Class B Common Stock previously held by Rakuten USA were transferred to us and immediately cancelled thereby. After giving effect to the Rakuten Transactions, the separate existence of Rakuten USA ceased.

Rakuten Mobile has also submitted purchase orders for purchase of network equipment from AST LLC to support planned commercial service. Rakuten Mobile has the right to designate one individual to our Board of Directors and to appoint one observer to the Board. Currently, Rakuten has designated Hiroshi Mikitani, Founder, Chairman and Chief Executive Officer, Rakuten, Inc. as a director.

Invesat and Antares Technologies

On March 4, 2024, we and Invesat LLC (“Invesat”), which is part of the Cisneros Group of Companies, of which Ms. Adriana Cisneros, a member of our Board, is the Chief Executive Officer, completed a series of transactions (including a Blocker Merger Transaction as defined in the Fifth Amended and Restated Limited Liability Company Operating Agreement of AST & Science, LLC, the “Antares Transaction”) resulting in the acquisition by Antares of 10,445,200 shares of our Class A Common Stock. As part of the Antares Transaction, 9,932,542 shares of our Class B Common Stock and 200,000 shares of our Class A Common Stock previously held by Invesat were cancelled. In addition, we received 10,245,200 AST LLC Common Units held by Invesat prior to the Antares Transaction. After giving effect to the Antares Transaction, the separate limited liability company existence of Invesat ceased.

As part of the Antares Transaction, AST SpaceMobile Holdings II, LLC, a newly formed wholly owned subsidiary of us, merged with and into Invesat, with Invesat surviving such merger (the “First Merger”) and, immediately following the First Merger, Invesat merged with and into AST SpaceMobile Holdings, LLC, a newly formed wholly owned subsidiary of us (“AST Holdings”), with AST Holdings surviving such merger (the “Second Merger”). After giving effect to the Antares Transaction, the separate limited liability company existence of Invesat ceased.

In connection with the Antares Transaction, the Stockholders’ Agreement and the Registration Rights Agreement were amended to add an affiliate of Invesat, Antares, and remove Invesat as a party thereto to allow Antares to benefit from all of the rights previously held by Invesat thereunder. Antares has the right to designate one individual to our Board. Currently, Antares has designated Ms. Cisneros as a director.

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FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”) has served as the independent registered public accounting firm for the Company beginning July 2021. The following table represents fees for professional services rendered by KPMG for the fiscal years ended December 31, 2024 and December 31, 2023.

	2024	2023
Audit Fees	$1,448,328	$706,400
Audit-Related Fees	-	-
Tax Fees	474,187	422,964
All Other Fees	-	-
Total Fees	$1,922,515	$1,129,364

Audit fees include fees associated with the annual audit of our consolidated financial statements for the fiscal years ended December 31, 2024 and December 31, 2023 and audit of internal control over financial reporting as of December 31, 2024, review of quarterly financial statements, statutory audit of certain foreign subsidiaries, and comfort letters and consents provided in connection with equity offerings.

Tax fees include fees associated with tax compliance services, including the preparation, review, and filing of certain tax returns, as well as tax consulting services.

Under its charter, our Audit Committee must review and pre-approve both audit and permitted non-audit services provided by our independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform any non-audit services prohibited by law or regulation. Each year, the independent registered public accounting firm’s retention to audit our financial statements, including the associated fee, is approved by the Audit Committee. Consistent with the policies and procedures of our written charter, all audit and tax services set forth above for 2024 were pre-approved by our Audit Committee, which concluded that the provision of such services by KPMG were compatible with the maintenance of the firm’s independence. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between regular Audit Committee meetings. If the Chairman so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with the Company’s management and KPMG LLP the audited consolidated financial statements of the Company, management’s annual report on internal control over financial reporting, and the results of KPMG’s audit of the Company’s internal control over financial reporting contained in the Company’s Annual Report. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by the applicable requirements of the PCAOB and Securities and Exchange Commission regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with KPMG LLP its independence from the Company.

The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining auditor independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report for filing with the SEC.

Respectfully submitted,
Julio A. Torres (Chair)
Ronald Rubin
Johan Wibergh

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OTHER INFORMATION

Voting Information

Who Can Vote. Record holders of the Company’s Class A Common Stock, Class B Common Stock and Class C Common Stock as of the close of business on April 17, 2025, the Record Date, may vote at the Annual Meeting. As of the close of business on the Record Date, [  ] shares of Class A Common Stock, [  ] shares of Class B Common Stock, [  ] shares of Class C Common Stock were issued and outstanding and entitled to vote.

Voting Rights. Holders of Class A Common Stock, Class B Common Stock and Class C Common Stock will vote together as a single class on each of the proposals. Holders of the Company’s Class A Common Stock and Class B Common Stock are entitled to one vote per share on each matter, with all holders of the Company’s Class A Common Stock and Class B Common Stock having in the aggregate [  ]% and [ ]% of the general voting power, respectively. Holders of Class C Common Stock are entitled to the lesser of (i) 10 votes per share and (ii) the Class C Share Voting Amount on all matters submitted to stockholders for their vote or approval. At the Annual Meeting, each outstanding share of the Company’s Class C Common Stock will be entitled to ten votes on each matter, with holders of the Company’s Class C Common Stock having in the aggregate [  ]% of the general voting power.

Voting by Proxy. You may vote your proxy, using the internet, by telephone or mail, each as more fully explained below. In each case, we will vote your shares as you direct. When you vote your proxy, you can specify whether you wish to vote for or withhold from voting on each nominee for Director; for or against or abstain from voting on the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2025; for or against or abstain from voting on the approval of an amendment to the Certificate of Incorporation to permit the Company’s stockholders to take action by written consent for the purpose of removing directors; for or against or abstain from voting on the approval of the advisory vote on the compensation paid to the Company’s named executive officers; and for every one, every two, every three or abstain from voting on the advisory vote on the frequency of future stockholder votes on the compensation paid to the Company’s named executive officers.

How to Vote. If any other matters are properly presented for consideration at the Annual Meeting, the individuals named on your proxy card as the Named Proxies will have discretion to vote for you on those matters. At the time this Proxy Statement was printed, we knew of no other matters to be raised at the Annual Meeting. Attending the virtual Annual Meeting by itself will not be deemed to revoke your proxy.

●	Vote by Internet

You can vote your shares via the internet on the voting website, which is www.proxypush.com/ASTS. Internet voting is available 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on Thursday, June 5, 2025. Our internet voting procedures are designed to authenticate stockholders through individual control numbers. If you requested and received a printed copy of the proxy materials, including a proxy card, in the mail and choose to vote via the internet, you do not need to return your proxy card.

●	Vote by Telephone

If you reside in North America, you can also vote your shares by telephone by calling the toll-free number provided on the voting website, which is www.proxypush.com/ASTS, and on the proxy card (if you requested and received a printed copy of the proxy materials, including a proxy card). Telephone voting is available 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time, on Thursday, June 5, 2025. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate stockholders through individual control numbers. If you requested and received a printed copy of the proxy materials, including a proxy card, in the mail and choose to vote by telephone, you do not need to return your proxy card.

●	Vote by Mail

You can vote your shares by completing and mailing the proxy card (if you requested and received a printed copy of the proxy materials, including a proxy card) to us so that we receive it before 11:59 p.m., Eastern Time, on Thursday, June 5, 2025.

●	Vote by Remote Communication at the Virtual Annual Meeting

See “Attending the Annual Meeting” below.

Virtual Meeting. After careful consideration, the Board has determined to hold a virtual meeting in order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location and at no cost. To participate in the Annual Meeting, stockholders as of the Record Date, or their duly appointed proxies, must register to attend the meeting online. Once registered, you will receive an email confirmation. On the day of the Annual Meeting, you will receive an email one hour prior to the start of the meeting, at or about 9:00 a.m., Eastern Time, on Friday June 6, 2025 with a link. This link will allow you to access the meeting 15 minutes prior the Annual Meeting’s start time of 10:00 a.m., Eastern Time, on Friday, June 6, 2025. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.

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We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by visiting www.proxydocs.com/ASTS. We will try to answer as many stockholder-submitted questions as time permits that comply with the meeting rules of conduct. However, we reserve the right to edit inappropriate language or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Instructions on how to attend and participate via the internet, including how to demonstrate proof of ownership, will be posted at www.proxydocs.com/ASTS.

A webcast replay of the Annual Meeting will be available until the sooner of June 6, 2026 or the date of the next annual meeting of stockholders to be held in 2026.

Deadline for Submitting Stockholder Proposals for 2026 Annual Meeting (Rule 14a-8): Rule 14a-8 of the Exchange Act describes procedures as to the submission of stockholder proposals. A stockholder proposal intended for inclusion in the Company’s proxy statement and form of proxy for the 2026 Annual Meeting of Stockholders pursuant to Rule 14a-8 must meet the requirements of Rule 14a-8 of the Exchange Act and be received by the Corporate Secretary of the Company on or before December 26, 2025, unless the date of the 2026 Annual Meeting is changed by more than 30 days from the anniversary of our 2025 Annual Meeting, in which case the deadline will be as set forth in Rule 14a-8 of the Exchange Act.

Deadline for Submitting Director Nominees and Other Business Proposals for 2026 Annual Meeting: The Company’s Bylaws also set forth the procedures that a stockholder must follow to nominate a candidate for election as a director or to propose other business for consideration at stockholder meetings, in each case, not submitted under Rule 14a-8 of the Exchange Act. In each case, director nominations or proposals for other business for consideration at the 2026 Annual Meeting of Stockholders submitted under these Bylaw provisions must be received by the Corporate Secretary of the Company not earlier than February 6, 2026, nor later than March 8, 2026. In addition to satisfying the requirements under the Company’s Bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2026 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

Questions During the Annual Meeting. Only our stockholders of record as of April 17, 2025, are permitted to ask questions during the Annual Meeting. If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at www.proxydocs.com/ASTS, type your question into the “Ask a Question” field, and click “Submit.” Questions relevant to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Generally, stockholder questions must be relevant to the agenda items then before the Annual Meeting. Stockholder questions or remarks must be pertinent to matters addressed at the Annual Meeting. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized, and answered together.

Revocation of Proxies. You can revoke your proxy at any time before it is exercised at the Annual Meeting by taking any one of the following actions: (1) you can follow the instructions given for changing your vote using the internet or by telephone or deliver a valid written proxy with a later date; (2) you can notify the Corporate Secretary of the Company in writing that you have revoked your proxy (using the address in the Notice of Annual Meeting of Stockholders above); or (3) you can vote by remote communication at the Annual Meeting.

Quorum. The presence, in person (including virtually) or by proxy, of the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all issued and outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. Abstentions, withheld votes, and broker non-votes, if any, will be included in the calculation of the number of shares considered to be present at the meeting to determine whether a quorum has been established.

Broker Non-Votes. A “broker non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received voting instructions from you.

Required Votes for Proposals. The affirmative vote of a plurality of the total votes cast for directors at the Annual Meeting is necessary to elect a director. No cumulative voting is permitted. The eleven nominees receiving the highest number of votes cast “for” will be elected. Only votes “for” will affect the outcome of the election of directors.

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The affirmative vote of a majority of the votes cast at the Annual Meeting, excluding abstentions and broker non-votes, is required to approve the ratification of the appointment of KPMG as our independent registered public accounting firm and the approval of the non-binding advisory vote on the compensation paid to the Company’s named executive officers. The total number of votes cast “for” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve the ratification of the appointment of KPMG as our independent public accounting firm and the approval of the non-binding advisory vote on the compensation paid to the Company’s named executive officers.

Abstentions will not be considered votes cast; therefore, they will have no effect on the vote with respect to the approval of the ratification of the appointment of KPMG and the approval of the non-binding advisory vote on the compensation paid to the Company’s named executive officers. Broker non-votes will also not be considered votes cast, and therefore, will have no effect on the vote with respect to the approval of the non-binding advisory vote on the compensation paid to the Company’s named executive officers. We do not expect any broker non-votes with respect to the approval of the ratification of the appointment of KPMG.

The affirmative vote of a majority of the outstanding shares of the Company’s common stock is required to approve an amendment to the Certificate of Incorporation to permit stockholders to take action by majority written consent to remove directors. Abstentions and broker non-votes will have the same effect as votes “against” this proposal.

With respect to the vote regarding the frequency of future advisory votes to approve the compensation paid to the Company’s named executive officers, the option of one, two, or three years that receives the affirmative vote of a majority of the votes cast, excluding abstentions and broker non-votes, will be the frequency for say-on-pay votes that has been selected by our stockholders. However, because this vote is advisory and not binding on the Board or the Company in any way, the Board may decide that it is in the best interests of the Company’s stockholders and the Company to hold a say-on-pay vote more or less frequently than the option selected by the stockholders. Abstentions and broker non-votes will not be considered votes cast; therefore, they will have no effect on the vote with respect to the advisory vote on the frequency of future advisory votes to approve the compensation paid to the Company’s named executive officers.

Abel Avellan, our Chairman, Chief Executive Officer and President, currently possesses approximately [  ]% of the total voting power of our issued and outstanding shares. Mr. Avellan has indicated his intention to vote: (1) for the election of each of the 11 director nominees; (2) for the ratification of the appointment of KPMG as our independent registered public accounting firm; (3) for the approval of an amendment to the Certificate of Incorporation to permit stockholders to take action by majority written consent to remove directors; (4) for the approval of the nonbinding advisory vote on the compensation paid to the Company’s named executive officers; and (5) for the approval of every one year as the frequency of future advisory votes to approve the compensation of the Company’s named executive officers. Accordingly, the election of each of the director nominees, the ratification of the appointment of KPMG as our independent registered public accounting firm, the approval of an amendment to the Certificate of Incorporation to permit stockholders to take action by majority written consent to remove directors, the approval of the nonbinding advisory vote on the compensation paid to the Company’s named executive officers and the approval of every one year as the frequency of future advisory votes to approve the compensation paid to the Company’s named executive officers are assured notwithstanding a contrary vote by any or all stockholders other than Mr. Avellan.

Stockholders of Record. If your shares are registered directly in your name with Continental Stock Transfer & Trust Company, the Company’s stock transfer agent (“Continental”), you are considered the stockholder of record with respect to those shares. If you are a registered stockholder and do not vote by internet or telephone, or return your proxy card, your shares will not be voted. If you submit your proxy card with an unclear voting designation or no voting designation at all, your shares will be voted in favor of the election of the director nominees to the Company’s Board for a term expiring at the Company’s 2026 Annual Meeting of Stockholders, for the ratification of the appointment of KPMG as our independent public accounting firm, for the approval of an amendment to the Certificate of Incorporation to permit stockholders to take action by majority written consent to remove directors, for the non-binding advisory vote to approve the compensation paid to the Company’s named executive officers and for the approval of every one year as the frequency of future advisory votes to approve the compensation paid to the Company’s named executive officers.

Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares but not the stockholder of record, and your shares are held in “street name.” If you are a beneficial owner whose shares are held by a broker, your broker has discretionary voting authority to vote your shares with respect to the ratification of KPMG, even if your broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on any of the other matters to be voted on at the Annual Meeting without instructions from you, in which case a broker non-vote will occur. It is important that you instruct your broker on how to vote your shares.

Confidential Voting. All proxies, ballots and vote tabulations that identify stockholders are confidential. An independent tabulator will receive, inspect and tabulate your proxy whether you vote, using the internet, by telephone or mail. Your vote will not be disclosed to anyone other than the independent tabulator without your consent, except if doing so is necessary to meet legal requirements.

44

Solicitation of Proxies. The Board is making this solicitation of proxies for the Annual Meeting. We will bear all costs of this solicitation, including the cost of preparing and distributing this Proxy Statement, the Annual Report and the enclosed form of proxy card and the cost of hosting the virtual meeting. After the initial distribution of this Proxy Statement, proxies may be solicited by mail, telephone, or personally by directors, officers, employees, or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held by them for the accounts of beneficial owners, and we will pay their reasonable out-of-pocket expenses.

Other Matters. As of the date of this Proxy Statement’s printing, we do not intend to submit any matters to the Annual Meeting other than those set forth herein, and we know of no additional matters that will be presented by others.

BY ORDER OF THE BOARD OF DIRECTORS

Abel Avellan
Chairman and Chief Executive Officer

April [25], 2025

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Appendix A

CERTIFICATE OF AMENDMENT
TO thE
second AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF ast spacemobile, INC.

AST SpaceMobile, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify pursuant to Section 242 of the DGCL:

1.	The name of the Corporation is AST SpaceMobile, Inc. The Corporation’s Second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 6, 2021 (the “Second Amended and Restated Certificate of Incorporation”).
2.	This amendment to the Second Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the DGCL.
3.	Section 8.1 of the Second Amended and Restated Certificate of Incorporation is amended and restated in its entirety to read as follows:

 “Section 8.1. Action by Written Consent. Except as otherwise provided in this Section 8.1, the stockholders of the Corporation may not effect any action by written consent. The stockholders of the Corporation may act by written consent to remove a Director or the entire Board from office pursuant to Section 7.3 if the action is authorized or taken by the written consent of the holders of outstanding shares of voting stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote were present thereon and voted, provided all other requirements of applicable law and the Amended Certificate of Incorporation are satisfied.”

4.	All other provisions of the Second Amended and Restated Certificate of Incorporation shall remain in full force and effect.
5.	The foregoing amendments shall be effective upon the filing of this certificate of amendment (this “Certificate of Amendment”) with the Secretary of State of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name on this [●] day of [●], 2025.

AST SPACEMOBILE, INC.

By:
Name:	[●]
Title:	[●]

AST SpaceMobile

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

AST SpaceMobile, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 17, 2025

Friday, June 6, 2025 10:00 AM, Eastern Time

Annual meeting to be held via the internet - please visit www.proxydocs.com/ASTS for more details.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 11:59 PM, Eastern Time, June 5, 2025.

Internet:
www.proxypush.com/ASTS

- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-308-2599

- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:

- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/ASTS

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Andrew M. Johnson (the "Named Proxy"), as the true and lawful attorney of the undersigned, with full power of substitution and revocation, and authorizes him, to vote all the shares of capital stock of AST SpaceMobile, Inc. which the undersigned is entitled to vote at the 2025 Annual Meeting of Stockholders and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorney to vote in his discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In his discretion, the Named Proxy is authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxy cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

AST SpaceMobile

AST SpaceMobile, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4; AND
EVERY 1 YEAR ON PROPOSAL 5

PROPOSAL		YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS
1.	To elect eleven directors to the Company's Board of Directors for a term expiring at the Company's 2026 Annual Meeting of Stockholders.					
		FOR	WITHHOLD			
	1.01 Abel Avellan	☐	☐			FOR
	1.02 Adriana Cisneros	☐	☐			FOR
	1.03 Luke Ibbetson	☐	☐			FOR
	1.04 Andrew Johnson	☐	☐			FOR
	1.05 Edward Knapp	☐	☐			FOR
	1.06 Keith Larson	☐	☐			FOR
	1.07 Hiroshi Mikitani	☐	☐			FOR
	1.08 Ronald Rubin	☐	☐			FOR
	1.09 Richard Sarnoff	☐	☐			FOR
	1.10 Julio A. Torres	☐	☐			FOR
	1.11 Johan Wibergh	☐	☐			FOR
		FOR	AGAINST	ABSTAIN		
2.	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2025.	☐	☐	☐		FOR
3.	To approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation to permit the Company's stockholders to take action by written consent for the purpose of removing directors.	☐	☐	☐		FOR
4.	To approve a non-binding advisory vote on the compensation paid to the Company's named executive officers.	☐	☐	☐		FOR
		1YR	2YR	3YR	ABSTAIN	
5.	To hold a non-binding advisory vote on the frequency of future advisory votes to approve the compensation paid to the Company's named executive officers.	☐	☐	☐	☐	1 YEAR

You must register to attend the meeting online and/or participate at www.proxydocs.com/ASTS

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ______ Date ______

Signature (if held jointly) ______ Date ______